UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Expeditors International of Washington, Inc.

(Name of Registrant as Specified In Its Charter)

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EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

Expeditors®

NOTICE OF ANNUAL MEETING & PROXY STATEMENT

Corporate Headquarters
Seattle, WA

2016

March 24, 2016

To Our Shareholders:

Over the last two years, the Board of Directors has made several significant advancements in areas vital to Expeditors’ future success. This transition began with the promotion of Jeffrey S. Musser to President and Chief Executive Officer in March 2014 and continued with our close oversight of changes to many of the key leadership positions at Expeditors in 2014 and 2015. We filled all but one of these key positions with executives who have spent the bulk of their careers with Expeditors and we look to their 22 years of average tenure to continue to inspire our employees and lead the growth strategies of our global business.

With these leadership changes, the Board approved the Company’s new strategic initiatives in 2014 and has diligently monitored management implementation and progress to date. Management has made excellent progress thus far and there is still much more to come.

Based on the Company’s performance, the leadership transition and growth strategies have worked well. We posted great results in 2014 and then we beat them in 2015 – which was the most profitable year in the Company’s history. The Board is extremely proud of this success, as it has given us the flexibility to continue to invest in future growth opportunities and return capital to our shareholders through increased dividends and prudent share repurchases.

The Board also made significant alterations to the executive compensation structure in 2014 and examined the results of those changes in 2015 from several different views, including those of management, shareholders and proxy advisory firms. From a failed say-on-pay vote in 2014, and despite a negative rating from proxy advisory firms in 2015, 67% of our shareholders supported us on NEO compensation last year. As expected, these efforts improved the relationship between the Company’s financial performance and NEO compensation in 2015 as follows:

•	EPS increased 25% and operating income increased 21%; while

•	CEO total compensation increased 9% and total NEO compensation decreased 3%.

While we are pleased with this progress and appreciate our shareholders’ support, we have continued our dialogue with shareholders and hired a compensation consulting firm in November 2015 to advise us on further changes the Board should consider to improve our executive compensation programs.

We have also been focused on governance and shareholder rights. Last year, shareholders approved our proxy access framework and, as promised, this year the Board is submitting for your vote a bylaw amendment that implements proxy access rights. Based on outreach to holders of nearly 60% of our shares and a continuing and thorough review of marketplace developments with respect to key parameters of proxy access, the Directors believe the bylaw amendment is a well-defined mechanism that strengthens proxy access rights in ways that promote the long-term interests of the Company and its shareholders.

The Board made significant progress towards fulfilling its multi-year succession plan with the appointment of Diane Gulyas to the Board in November 2015 and the nomination of James DuBois on this year’s Board slate. The 2016 Board slate reflects enhanced skill sets and a reduction in tenure.

We also offer a heartfelt and sincere thank you to John Meisenbach, who is retiring from our Board in May. John’s contribution to the Board and to the Company over the last 24 years is immeasurable and we will miss his insight, guidance and sense of humor.

The Board recommendations that are contained in this proxy are made only after careful deliberation over the best interests of our Company, shareholders and employees and prior voting results. On behalf of the entire Board of Directors and more than 15,000 employees of Expeditors, we want to thank you for your continued support and investment in our business.

Sincerely,

/s/ Robert R. Wright

Robert R. Wright

Chairman of the Board

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NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

Date:	Tuesday, May 3, 2016

Time:	9:00 a.m. Pacific Time

Place:	Expeditors International 1015 Third Avenue Seattle, Washington 98104

Record Date:	Close of business on March 8, 2016

Meeting Agenda:

●	Election of 11 Directors

●	Approve (advisory) executive compensation

●	Approve 2016 Stock Option Plan

●	Ratify appointment of independent auditors for 2016

●	Approve a Proxy Access Amendment to the Company’s Bylaws

●	Vote on a shareholder proposal, if presented at meeting

Important Notice of Internet Availability of Proxy Materials

This notice of Annual Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on or about March 24, 2016. This includes instructions on how to access these materials (including our Proxy Statement and 2015 Annual Report to shareholders) online.

Please vote your shares

We encourage shareholders to vote promptly, as this will save the expense of additional proxy solicitation.

You may vote in the following ways:

By Order of the Board of Directors,

Expeditors International of Washington, Inc.

/s/ Benjamin G. Clark

Benjamin G. Clark

Corporate Secretary

Seattle, Washington

March 24, 2016

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Proxy Summary	4

Board Operations	9
Director Compensation Program

Communicating with Our Shareholders	12

Stock Ownership Information	13
Five Percent Owners of Company Stock
Security Ownership of Directors & Executive Officers
Section 16(A) Beneficial Ownership Reporting Compliance

Nominating & Corporate Governance Committee Report	16

Proposal No. 1: Election of 11 Directors	19

Compensation Committee Report	25
Shareholder Feedback Following the 2014 and 2015 Say-On-Pay Votes
Response to Proxy Advisory Firm Feedback

Compensation Discussion & Analysis	28
Our Compensation Philosophy
Key Compensation Practices
Summary of Key Elements of Executive Compensation
Risk & Recovery
Alignment of Executive Compensation Programs with Shareholders’ Interests
Executive Incentive Compensation Plan
Equity Incentive Compensation Plan
Role of the Compensation Committee, Management & Consultants
Executive Stock Ownership Policy
Insider Trading Policy Prohibits Hedging or Pledging
Potential Payments upon Termination & Change in Control
Summary Compensation Table for the Fiscal Year Ended December 31, 2015

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PROXY SUMMARY

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Expeditors International of Washington, Inc. (the “Company”, “Expeditors”, “we”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”). This proxy summary is intended to provide a broad overview of the items that you will find elsewhere in this Proxy Statement. As this is only a summary, we encourage you to read the entire Proxy Statement for more information about these topics prior to voting.

Annual Meeting of Shareholders

DATE: Tuesday, May 3, 2016

TIME: 9:00 a.m. Pacific Time

LOCATION: Expeditors International, 1015 Third Avenue, Seattle, Washington 98104

RECORD DATE: Close of business on March 8, 2016

Meeting Agenda & Voting Recommendations

Proposal	Board’s Voting Recommendation	Page References (for more detail)
No. 1: Election of 11 Directors	FOR (each nominee)	pp. 19
No. 2: Advisory Vote to Approve Named Executive Officer Compensation	FOR	pp. 46
No. 3: Approve 2016 Stock Option Plan	FOR	pp. 47
No. 4: Ratification of Independent Registered Public Accounting Firm	FOR	pp. 52
No. 5: Approve a Proxy Access Amendment to the Company’s Bylaws	FOR	pp. 53
No. 6: Shareholder Proposal: Recovery of Unearned Management Bonuses	AGAINST	pp. 57

2015 Performance Highlights

2015 was the best year in our Company’s history. Milestones included:

•	Achieving record levels of net revenues(1), operating income, and earnings per share (EPS)(2)

•	Improving our efficiency as measured by operating income as a percentage of net revenues to 33%

•	Realizing meaningful progress against our strategic initiatives and enablers contributing to our overall performance

•	Returning record levels of cash to shareholders through dividends and share repurchases

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PROXY SUMMARY

2015 Compensation Highlights

Beginning with the promotion of Jeffrey S. Musser to President and Chief Executive Officer in March 2014, we have successfully transitioned many of the leadership positions at Expeditors and developed and began implementation of our strategic initiatives. These changes, combined with the alterations made to our executive compensation structure in 2014, improved the relationship between the Company’s financial performance and Named Executive Officers (“NEO”) compensation in 2015 as follows:

•	EPS increased 25% and operating income increased 21%; while

•	CEO total compensation increased 9% and total NEO compensation decreased 3%.

The charts below show the Company’s operational performance compared to total NEO compensation and Expeditors’ total shareholder return (“TSR”) compared to Peer Group TSR over the past three years, indexed year-to-year performance using a January 1, 2013 base year investment of $100. TSR consists of stock price appreciation plus reinvested dividends.

(1)	Excludes former CEO’s retirement bonus of $8 million in 2013.

We made significant alterations to our compensation structure in 2014 and examined the results of those changes in 2015 from several different views, including those of employees, shareholders and proxy advisory firms. From a failed say-on-pay vote in 2014 with 44% of shareholders supporting NEO compensation, and despite a negative rating from proxy advisory firms in 2015, 67% of our shareholders supported our NEO compensation structure last year. These structural changes, combined with the transition of our leadership, have proven as effective as we expected. Most importantly, we have maintained the core compensation programs that are critical to preserving our culture.

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PROXY SUMMARY

In 2014 and 2015, we made several changes in our approach to designing our NEO compensation programs, including:
•	Establishing a policy prohibiting future retirement bonuses
•	Implementing a compensation plan that significantly reduced cash bonuses allocated to NEO under the non-equity incentive compensation plan
•	Capping increases to NEO compensation
•	Increasing long-term incentive compensation by granting additional time-vested stock option awards to NEO
•	Implementing an executive stock ownership policy
•	Expanding compensation “clawback policy” for financial restatements to include all members of senior management
•	Hiring a compensation consulting firm in November 2015 to advise us on potential future changes we can make to improve our executive compensation programs
•	Continuing our dialogue with shareholders

(1)	Excludes former CEO’s
retirement bonus of $8 million
in 2013.

The table below shows the significant reductions in executive incentive bonus pool payouts from 2013 to 2015. Percentages paid out to NEO positions in the Executive Incentive Compensation Plan were as follows:

(1)	CEO was P. Rose in 2013 and J. Musser in 2014 and 2015.

(2)	NEO1 was R. Villanueva in 2013 and P. Coughlin in 2014 and 2015.

(3)	NEO2 was J. Wang in 2013 and 2014 and E. Alger in 2015.

(4)	NEO3 was J. Gates in 2013 and 2014 and D. Wall in 2015.

(5)	CFO was B. Powell for all periods presented.

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PROXY SUMMARY

The table below shows the increases in long-term incentive compensation in the form of time vested stock option grants to NEO positions from 2013 to 2015.

(1)	CEO was P. Rose in 2013 and J. Musser in 2014 and 2015.

(2)	NEO1 was R. Villanueva in 2013 and P. Coughlin in 2014 and 2015.

(3)	NEO2 was J. Wang in 2013 and 2014 and E. Alger in 2015.

(4)	NEO3 was J. Gates in 2013 and 2014 and D. Wall in 2015.

(5)	CFO was B. Powell for all periods presented.

Compensation Philosophy

When it comes to compensation philosophy, we’re different.

We think to get differentiated results, you have to have a different approach. Conventional wisdom these days is that to properly incentivize management, a company has to use several, non-GAAP (Generally Accepted Accounting Principles) measures. We disagree.

We believe that our compensation programs are one of the unique characteristics responsible for differentiating our performance from that of many of our competitors. Throughout our history, managers, including our most senior managers, have been compensated through a combination of three basic techniques. These consist of:

1.	A fixed and modest base salary currently set at $100,000 for our NEO and senior managers;

2.	A long-term incentive equity compensation program in the form of time-vested stock option grants; and

3.	A non-equity incentive compensation program based on a fixed percentage of operating income.

By design, our compensation model is highly variable. We believe this motivates and properly incentivizes management to grow our business, keep costs in check and continue to generate positive operating income. No bonus is guaranteed, since the vast majority of our business is not under long-term contract and is regularly put out for bid. We have to earn our customers’ business with every shipment, and we need a compensation structure that reflects this high customer service, short-cycle model. The design also holds management fully accountable for excessive risk-taking as any operating losses that are incurred must be recovered in full from future operating income before any non-equity incentives are re-initiated.

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PROXY SUMMARY

The single largest component of NEO compensation is non-equity incentive compensation based on GAAP operating income. Operating income captures many elements of managing a healthy business, including growing and maintaining profitable business, gaining new customers, improving customer satisfaction, managing carriers and service provider relationships and costs, increasing employee satisfaction and retention, controlling expenses and collecting cash timely.

There are many targets and measures one could use to assess management’s performance, such as gross revenue, expense control and budget targets. To be successful, management must optimize the multiple elements of a full P&L, culminating with operating income. This metric is comprehensive, simple, objective and easily understood. It reflects short- and long-term growth and efficiency, and creates a prudent and entrepreneurial environment.

The second largest component of NEO compensation is time-vested stock options awarded at fair value at the date of grant. The NEO only realizes compensation if the value of the Company increases over the long-term.

Governance Highlights

The 2015 Board slate reflects enhanced skill sets, backgrounds that are closely mapped to Expeditor’s strategic direction, a reduction in tenure, and enhanced Board diversity. The slate reflects a multi-year Board succession plan established in 2014:

•	Added Diane Gulyas as an additional independent member of the Board of Directors to enhance global business management experience

•	Added James “Jim” DuBois to the slate of independent members of the Board of Directors to augment IT and cybersecurity expertise

We acted upon the 2015 shareholder vote to establish a proxy access framework and are putting forth for shareholder approval a proxy access amendment to the Company’s Bylaws. We also updated and strengthened the Company’s Code of Business Conduct. In addition, we refined and strengthened our enterprise risk oversight program, and allocated accountability for risk oversight across the committees and the full Board. Lastly, we decreased the number of non-independent Directors.

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BOARD OPERATIONS

The Board of Directors has adopted policies and procedures to ensure effective operations and governance. Our corporate governance materials, including our Corporate Governance Principles, the Charters of each of the Board’s Committees and our Code of Business Conduct, can be found on our website at www.investor.expeditors.com. In 2015, the Board was composed of nine independent Directors and two non-independent Directors. Mr. Wright serves as the independent Chairman of the Board of Directors. The primary functions of Expeditors’ Board of Directors include:

•	Ensuring that the long-term interests of shareholders are being served;

•	Approving and monitoring strategies and related management performance;

•	Overseeing the conduct of our business and monitoring significant enterprise risks;

•	Overseeing our processes for maintaining the integrity of our financial statements and other public disclosures, and compliance with laws and ethical conduct;

•	Evaluating CEO and senior management performance and determining executive compensation;

•	Planning CEO succession and monitoring management’s succession planning for other key executive officers; and

•	Establishing effective governance structure, including appropriate Board composition and planning for Board succession.

The Board of Directors has determined that all Directors except Messrs. Musser and Wang are independent under the applicable independence standards set forth in the rules promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the rules of the NASDAQ Stock Market. The Board has designated that only independent Directors can serve as Committee members.

The Board currently has the following Committees: Nominating and Corporate Governance, Compensation and Audit. Each Committee operates under a written charter, all of which are available on our website www.investor.expeditors.com. The Board anticipates amending its Bylaws in 2016 to provide that a special meeting of the Board may be called by the Chairman of the Board, the CEO, or a majority of the Directors.

Board Practices & Procedures

•	The Board’s Committees analyze and review the Company’s activities in key areas such as financial reporting, internal controls over financial reporting, compliance with Company policies, corporate governance, significant risks, succession planning and executive compensation.

•	The Board and its Committee Chairs review the agendas and matters to be considered in advance of each meeting. Each Board and Committee member is free to raise matters that are not on the agenda at any meeting and to suggest items for inclusion on future agendas.

•	Each Director is provided in advance with materials to be considered at every meeting of the Board and Committees and has the opportunity to provide comments and suggestions.

•	The Board and its Committees provide feedback to management and management answers questions raised by the Directors during Board and Committee meetings.

•	Independent Board and Committee members meet separately at each Board and Committee meeting and as otherwise needed.

Board Attendance

The Board met six times in 2015 and each Director attended at least 75% of the total number of Board of Directors meetings and Committee meetings on which they served. While the Company has no established policy requiring Directors to attend the Annual Meeting, all but one member attended the 2015 Annual Meeting.

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BOARD OPERATIONS

Director Retirement Policy

In 2015, the Board established a Director policy, whereby an individual Director will not be nominated to stand for election to the Board of Directors at the next Annual Meeting if the Director has reached an age of 72 years. This policy became effective in 2016.

In May 2016, John W. Meisenbach will retire from the Board of Directors after 24 years of service. Mr. Meisenbach became a Director of the Company in November 1991 and was appointed Chair of the Compensation Committee in May 2010. Since August of 2010, Mr. Meisenbach has been the Chairman of the Board for MCM, a financial services company. Prior to being Chairman, Mr. Meisenbach was the President of MCM from 1962 to December 2008 and Chief Executive Officer from December 2008 to February 2013. He currently serves on the Board of Directors of Costco Wholesale Corporation.

Board’s Role in Risk Oversight

Senior management is responsible for the assessment and day-to-day management of risk and brings to the attention of the Board the material risks to the Company. The Board provides oversight and guidance to management regarding the material risks. The Board strengthened its approach to enterprise risk oversight in 2015 and assigned oversight responsibilities for specific areas of risk to its three standing Committees. The Board and its Committees regularly discuss with management the Company’s strategies, operations, compliance, policies and inherent associated risks in order to assess appropriate levels of risk taking and steps taken to monitor, mitigate and control such exposures. The Board believes the Company’s risk management processes are appropriate and that the active oversight role played by the Board and its Committees provides the appropriate level of oversight for the Company.

Director Compensation Program

The Board uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. In setting Director compensation, the Compensation Committee considers the amount of time that Directors expend in fulfilling their duties as well as the skill-level required as members of the Board and its Committees.

In 2014, the shareholders approved the 2014 Directors’ Restricted Stock Plan, which authorized 250,000 shares of stock for issuance to eligible Director. Under this Plan, each eligible Director annually receives $200,000 worth of Expeditors restricted stock and such shares vest immediately upon grant. As of December 31, 2015, there are 185,450 shares remaining for issuance under this plan.

Board of Directors’ Annual Compensation & Stock Ownership Requirements
Board Retainer	$30,000 in cash.
Board Meeting & Attendance	$1,000 per day for attending a meeting or performing operational reviews.
Board Chair Retainer	An additional $150,000 retainer is paid to the Chair of the Board.
Board Committee Chair Retainer	An additional retainer is paid to the Chairs of the Audit, Compensation and Nominating and Corporate Governance Committees of $20,000, $15,000 and $12,500, respectively.
Restricted Stock Plan	Each non-management Director receives $200,000 worth of the Company’s stock. All shares are fully vested at time of issuance.
Stock Ownership Policy

Each independent director is required to accumulate a minimum of 15,000 shares of the Company’s Common Stock over a six-year period from the date first elected to the Board or the policy adoption date.

Beginning in May 2016, Board meeting fees will be eliminated. The annual Board retainer will increase to $65,000; the Board Chair retainer will increase to $175,000; the Audit Committee Chair will increase to $25,000; and the Compensation and Nominating and Corporate Governance Committee Chairs will each increase to $20,000.

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BOARD OPERATIONS

Director Summary Compensation Table for the Fiscal Year Ended December 31, 2015

The table below summarizes the compensation paid by the Company to non-employee Directors for the fiscal year ended December 31, 2015:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Robert R. Wright	$ 192,000	199,999	—	—	—	$391,999
Mark A. Emmert	$ 56,000	199,999	—	—	—	$255,999
Diane H. Gulyas(2)	$ 17,000	—	—	—	—	$17,000
Dan P. Kourkoumelis(3)	$ 42,000	199,999	—	—	—	$241,999
Michael J. Malone(3)	$ 41,000	199,999	—	—	—	$240,999
John W. Meisenbach	$ 38,000	199,999	—	—	—	$237,999
Richard B. McCune	$ 70,000	199,999	—	—	—	$269,999
James L.K. Wang(4)	$ 29,000	—	—	—	—	$29,000
Liane J. Pelletier	$ 54,500	199,999	—	—	—	$254,499
Tay Yoshitani	$ 41,000	199,999	—	—	—	$240,999

(1)	This column represents the aggregate fair value of restricted shares issued in 2015. The fair value of restricted stock awards is based on the fair market value of the Company’s shares of Common Stock on the date of award. These restricted shares vested immediately upon award.

(2)	Ms. Gulyas joined the Board on November 3, 2015.

(3)	Prior to 2008, each independent Director received a stock option grant of 32,000 shares at the closing market price on the date of grant. As of December 31, 2015, Messrs. Kourkoumelis and Malone each held 64,000 vested option awards.

(4)	Mr. Wang received fees after he ceased to be an employee on July 1, 2015.

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COMMUNICATING WITH OUR

SHAREHOLDERS

Shareholder Engagement

We seek our shareholders’ views on governance and compensation matters throughout the year. Management provides regular updates concerning shareholder feedback to the Board, which considers shareholder perspectives along with the interests of all stakeholders when overseeing company strategy, formulating governance practices, and designing compensation programs.

In 2015 we expanded our investor communications efforts and reached out to shareholders representing nearly 60% of our shares outstanding to discuss matters related to our strategies, compensation programs, governance and/or operations.

Management welcomes the opportunity to engage with our investors who express a desire to visit our corporate offices during the period after quarterly earnings releases when we are not in a quiet period. Of course this would have to be scheduled around our meetings with customers, service providers and visiting district operations and employees.

Communicating with the Board of Directors

Shareholders may communicate with the Board of Directors and the procedures for doing so are located on the Company’s website at www.investor.expeditors.com. Any matter intended for the Board of Directors, or for one or more individual members, should be directed to the Company’s Secretary at 1015 Third Avenue, 12th Floor, Seattle, Washington 98104, with a request to forward the same to the intended recipient(s). All shareholder communication delivered to the Company’s Secretary for forwarding to the Board of Directors or specified members will be forwarded in accordance with the instructions received.

Information regarding the submission of comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters can be found in the Company’s Code of Business Conduct on the Company’s website at www.investor.expeditors.com.

Information Requests

We ask that all requests for corporate information concerning Expeditors’ operations be submitted in writing. This policy applies equally to securities analysts and current and potential shareholders. Requests can be made to Expeditors International of Washington, Inc., 1015 Third Avenue, 12th Floor, Seattle, Washington 98104 Attention: Chief Financial Officer, by faxing the request to 206-674-3459, or by email to investor@expeditors.com.

Written responses to selected inquiries will be released to the public by a posting on our website at www.investor.expeditors.com and by simultaneous filing with the Securities and Exchange Commission (“SEC”) under Item 7.01 on Form 8-K.

Fair Disclosure

Any other analyst or investor contact, whether by telephone or in person, will be conducted with the understanding that questions directed at ongoing operations will not be discussed. Management will limit responses to discussions of previously disclosed information, including informational discussions directed to the history and operating philosophy of the Company and an understanding of the global logistics industry and its competitive environment. Expeditors will, of course, make public disclosures at other times as required by law or commercial necessity.

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STOCK OWNERSHIP

INFORMATION

Five Percent Owners of Company Stock

The following table sets forth information, as of December 31, 2015, with respect to all shareholders known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock. Except as noted below, each entity has sole voting and dispositive powers with respect to the shares shown.

Name & Complete Mailing Address	Number of Shares		Percent of Common Stock Outstanding
The Vanguard Group 100 Vanguard Boulevard, Malvern, PA 19355	16,916,274	(1)	9.07%
Loomis Sayles & Co., L.P. One Financial Center, Boston, MA 02111	11,965,802	(2)	6.42%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10022	11,436,091	(3)	6.10%
Fiduciary Management, Inc. 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202	10,092,958	(4)	5.41%
State Street Corporation State Street Financial Center, One Lincoln Street, Boston, MA 02111	9,584,778	(5)	5.10%

(1)	The holding shown is as of December 31, 2015, according to Schedule 13G/A dated February 10, 2016 filed by The Vanguard Group, an investment adviser. The Vanguard Group reports that it has sole voting power with respect to 342,550 shares of Common Stock, sole dispositive power with respect to 16,540,124 shares of Common Stock, shared voting power with respect to 18,100 shares of Common Stock and shared dispositive power of 376,150 shares of Common Stock.

(2)	The holding shown is as of December 31, 2015, according to Schedule 13G dated February 12, 2016 filed by Loomis Sayles & Co., L.P. Loomis Sayles reports that it has sole voting power with respect to 6,707,477 shares of Common Stock.

(3)	The holding shown is as of December 31, 2015, according to Schedule 13G/A dated February 10, 2016 filed by BlackRock, Inc., a parent holding company. BlackRock, Inc. reports that it has sole voting power with respect to 9,796,842 shares of Common Stock.

(4)	The holding shown is as of December 31, 2015, according to Schedule 13G/A dated February 16, 2016 filed by Fiduciary Management, Inc., an investment adviser. Fiduciary Management, Inc. reports that is has sole voting power with respect to 9,356,422 shares of Common Stock.

(5)	The holding shown is as of December 31, 2015, according to Schedule 13G dated February 12, 2016 filed by State Street Corporation. State Street Corporation reports that it has shared voting and shared dispositive power with respect to 9,584,778 shares of Common Stock.

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STOCK OWNERSHIP INFORMATION

Security Ownership of Directors & Executive Officers

The following table lists the names and the amount and nature of the beneficial ownership of Common Stock of each Director and nominee, of each of the NEO described in the Summary Compensation Table, and all Directors and Executive Officers as a group at March 8, 2016. Except as noted below, each person has sole voting and dispositive powers with respect to the shares shown.

Name	Amount & Nature of Beneficial Ownership	Percent of Class
Directors & Nominees:
Robert R. Wright	28,922	*
James M. DuBois	—	*
Mark A. Emmert	15,849	*
Diane H. Gulyas	—	*
Dan P. Kourkoumelis (1)	115,830	*
Michael J. Malone (2)	195,303	*
Richard B. McCune	4,231	*
John W. Meisenbach (3)	172,328	*
Jeffrey S. Musser (4)	179,779	*
Liane J. Pelletier	13,741	*
James L.K. Wang	512,246	*
Tay Yoshitani	13,741	*
Additional Named Executives Officers:
Eugene K. Alger (5)	63,168	*
Philip M. Coughlin (6)	97,600	*
Bradley S. Powell (7)	55,618	*
Daniel R. Wall (8)	75,468	*
All Directors & Executive Officers as a group (18 persons) (9)	1,579,812	*

*	Less than 1%

(1)	Includes 64,000 shares subject to stock options exercisable within sixty days.

(2)	Includes 64,000 shares subject to stock options exercisable within sixty days.

(3)	Includes 64,000 shares subject to stock options exercisable within sixty days.

(4)	Includes 142,838 shares held in trust for which Mr. Musser maintains voting and dispositive authority and 31,750 shares subject to stock options exercisable within sixty days.

(5)	Includes 25,510 shares held in trust for which Mr. Alger maintains voting and dispositive authority and 25,625 shares subject to stock options exercisable within sixty days.

(6)	Includes 25,625 shares subject to stock options exercisable within sixty days.

(7)	Includes 51,000 shares subject to stock options exercisable within sixty days.

(8)	Includes 35,375 shares subject to stock options exercisable within sixty days.

(9)	Includes 388,000 shares subject to stock options exercisable within sixty days. No Director or Executive Officer has pledged Company stock.

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STOCK OWNERSHIP INFORMATION

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s Directors, certain of its officers, and persons who own more than 10% of a registered class of the Company’s equity securities, file reports of ownership on Form 3 and changes of ownership on Form 4 or 5 with the SEC and NASDAQ. Officers, Directors and greater than 10% shareholders are required by the SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on its review of the copies of such forms received by the Company, and on written representations by the Company’s officers and Directors regarding their compliance with the filing requirements, the Company believes that all reports required from certain of its officers, Directors and greater than 10% beneficial owners were filed on a timely basis during 2015.

SEC Filings & Reports

Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports, are available free of charge on our website at www.investor.expeditors.com under the heading “Investor Relations” (see “SEC Filings”) immediately after they are filed with or furnished to the SEC.

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NOMINATING & CORPORATE

GOVERNANCE COMMITTEE REPORT

The Nominating and Corporate Governance Committee is committed to strong corporate governance policies and procedures designed to make the Board and its Committees more effective in exercising their oversight roles. The Nominating and Corporate Governance Committee Charter and Corporate Governance Guidelines are available on our website www.investor.expeditors.com.

Nominating & Corporate Governance Committee

All members are independent under Exchange Act and NASDAQ rules.

Committee Members:	Key Responsibilities:

Liane Pelletier, Chair	• Determine the criteria for Board membership

Mark Emmert	• Lead the search for qualified individuals to become Board members

Dan Kourkoumelis	• Recommend the composition of the Board and its Committees

• Monitor and evaluate changes in Board members’ professional status

• Conduct evaluations of Board and Committee effectiveness

• Maintain a set of Corporate Governance Principles

• Maintain the Company’s Code of Business Conduct and oversee its compliance

• Assist in evaluating governance-related inquiries, commentary and proposals

• Analyze current and emerging governance trends for impact on the Company

• Oversee enterprise risks assigned to Committee by the Board

2015 Committee Highlights

The Nominating and Corporate Governance Committee met 5 times in 2015. The Committee seeks to enhance Expeditors’ corporate governance by continually refining corporate governance policies, procedures and practices. The following changes were made in 2015 to strengthen our governance posture:

•	Executed Director Succession Plan to address expected retirements over the next several years, enhance Board skills and address tenure with such action including:

-	Appointment of Diane Gulyas to the Board in November 2015

-	Nomination of James “Jim” DuBois to the Board slate in this proxy, selected from a list of qualified candidates identified by a third party search firm

•	Enhanced shareholder rights by recommending for shareholder approval a bylaw amendment to implement proxy access

•	Updated the Code of Business Conduct

•	Invested in continuous Board education

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NOMINATING & CORPORATE GOVERNANCE COMMITTEE REPORT

Key Nominating & Corporate Governance Policies & Practices

The Committee operates according to the following key corporate governance policies and practices:

Key Corporate Governance Policies

•    The Company is committed to the highest standards of legal and ethical business conduct; the Company’s Code of Business Conduct is available at www.investor.expeditors.com

•    Annual election of all Directors

•    Each Director must be elected by a majority of votes cast, not a plurality

•    Independent Board Chair

•    The majority of the Board is comprised of independent Directors

•    Each of the three Board Committees is made up of only independent Directors; each Committee operates under a written charter that has been approved by the Board

•    Any Board action must be approved by a majority of the independent Directors

•    Each of the three Committees has the authority to retain independent advisors

•    The Board and each Committee evaluates its performance

•    No shareholder rights plan (“poison pill”)

•    No pledging, hedging or engaging in any derivatives trading of Company shares

Key Considerations for Director Nominations

•    The highest level of integrity, ethical character and the ability to exercise sound business judgment on a broad range of issues consistent with the Company’s values

•    Financial literacy and sound understanding of business strategy, corporate governance and Board operations

•    Capability to represent the multi-cultural nature of our global corporation with consideration to diversity of gender, ethnicity, professional experience, skills and background

•    Independent Directors should be truly independent in thought and judgment to represent the long-term interests of all shareholders and be free of interests or affiliations that could give rise to a biased approach or a conflict of interest

•    Significant experience and proven superior performance in professional endeavors

•    Value Board and team performance over individual performance, demonstrate respect for others and facilitate superior Board performance

•    Willingness and ability to devote the time required to become familiar with the Company’s business and to be actively involved in the Board and its decision-making

•    Specific expertise in one or more of the following areas: industry knowledge, strategy, international business, information technology, sales and marketing, management, compensation, corporate governance, accounting and finance

•    Ability and commitment to serve on the Board for multiple years and act in a manner consistent with a Director’s duties of loyalty and care

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NOMINATING & CORPORATE GOVERNANCE COMMITTEE REPORT

Director Identification & Nomination Process

The Policy on Director Nominations, which can be found on the Company’s website at www.investor.expeditors.com, describes the process by which Director nominees are selected by the Nominating and Corporate Governance Committee, and includes the criteria the Committee will consider in determining the qualifications of any candidate for Director. In reviewing candidates for the Board, the Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing Directors for re-election, the individual’s contributions to the Board are also considered.

The Committee annually reviews its nomination procedures to assess the effectiveness of the Policy on Director Nominations. The Committee considers candidates for Director who are recommended by its members, by management, and by search firms retained by the Committee. In addition, the Committee will evaluate candidates proposed by any single shareholder or group of shareholders that has beneficially owned more than 5% of the Company’s Common Stock for at least one year and that satisfies certain notice, information and consent provisions in the Company’s Policy on Director Nominations (such individual or group, the “Qualified Stockholder”). In addition, a shareholder may nominate a candidate for election to the Board of Directors if the shareholder complies with the notice, information and consent provisions of Article II of the Company’s Bylaws which can be found on our website at www.investor.expeditors.com.

In this Proxy Statement the Board is asking shareholders to approve a proxy access amendment to the Company Bylaws. If approved by shareholders at the Annual Meeting, the requirements for shareholders to nominate a Director candidates would change to those described in Proposal 5 and Appendix C.

Our Bylaws require this notice to be submitted by certain deadlines which are explained in detail under the heading “Deadlines for Shareholder Proposals for the 2017 Annual Meeting of Shareholders”.

All candidates for Director who, after evaluation, are then recommended by the Committee and approved by the Board of Directors will be included in the Company’s recommended slate of Director nominees in its Proxy Statement.

Nominating & Corporate Governance Committee:

Liane Pelletier, Chair

Mark Emmert

Dan Kourkoumelis

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PROPOSAL NO. 1:

ELECTION OF 11 DIRECTORS

The Company’s Bylaws require a Board of Directors composed of not less than 6 nor more than 11 members. Expeditors’ Directors are elected at each Annual Meeting to hold office until the next Annual Meeting or until the election or qualification of his or her successor. Any vacancy resulting from the non-election of a Director may be filled by the Board of Directors. The Board of Directors has unanimously approved the nominees named below. All nominees other than Mr. DuBois are members of the current Board of Directors. Pursuant to the Board’s retirement policy, Mr. Meisenbach was not nominated to stand for election to the Board.

Majority Vote Standard for Director Elections

The Company’s Bylaws require that in an uncontested election each Director will be elected by the vote of the majority of the votes cast. A majority of votes cast means that the number of shares cast “for” a Director’s election exceeds the number of votes cast “against” that Director. A share which is otherwise present at the meeting but for which there is an abstention, or to which a shareholder gives no authority or direction, shall not be considered a vote cast.

In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected. An incumbent Director who is not elected because he or she does not receive a majority vote will continue to serve as a holdover Director until the earliest of: (a) 90 days after the date on which an inspector determines the voting results as to that Director; (b) the date on which the Board of Directors appoints an individual to fill the position held by that Director; or (c) the date of the Director’s resignation. Under the Company’s resignation policy, any Director who does not receive a majority vote in an uncontested election will resign immediately.

The Board may fill any vacancy resulting from the non-election of a Director as provided in the Company’s Bylaws. The Nominating and Corporate Governance Committee will consider promptly whether to fill the position of a nominee who fails to receive a majority vote in an uncontested election and may make a recommendation to the Board of Directors about filling the position. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and within 90 days after the certification of the shareholder vote will disclose publicly its decision. Except as provided in the next sentence, no Director who fails to receive a majority vote for election will participate in the Nominating and Corporate Governance Committee recommendation or Board decision about filling his or her office. If no Director receives a majority vote in an uncontested election, then the incumbent Directors: (a) will nominate a slate of Directors and hold a special meeting for the purpose of electing those nominees as soon as practicable; and (b) may in the interim fill one or more positions with the same Director(s) who will continue in office until their successors are elected.

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PROPOSAL NO. 1: ELECTION OF 11 DIRECTORS

INDEPENDENT DIRECTORS
NON INDEPENDENT DIRECTORS
Summary of Director Experience,
Qualifications, Attributes & Skills
Operations
Transportation Industry
International
Financial
Sales & Marketing Information Technology
Leadership & Strategy
Governance/Business Conduct/Legal
Planned Committee Membership
Nominating & Coporate Governance Compensation
Audit
Additional Information
Age Tenure
Other Public Company Boards
Wright
DuBois
Emmert
Gulyas
Kourkoumelis
Malone
McCune
Pelletier Yoshitani Musser
Wang
56 52 63 59 65 71 70 58 69 50 67
7 0 7 0 23 16 1 3 3 2 27
0 0 1 2 0 1 0 1 0 0 0

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PROPOSAL NO. 1: ELECTION OF 11 DIRECTORS

Nominees for Election

This year’s nominees consist of nine independent Directors and two non-independent Directors. Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the 11 nominees of the Board of Directors named below. Although the Board anticipates that all of the nominees will be available to serve as Directors of the Company, should any one or more of them be unwilling or unable to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors or the seat will remain open until the Board of Directors identifies a nominee.

The following persons are nominated to serve as Directors until the Company’s 2017 Annual Meeting of Shareholders:

Robert R. Wright

Robert R. Wright became a Director of the Company in May 2008, served as Lead Director from May 2010 and was appointed Chairman of the Board in May 2014. Since 2002, Mr. Wright has been the President and Chief Executive Officer of Matthew G. Norton Co., a real estate investment, development and management firm based in Seattle, Washington. Prior to joining Matthew G. Norton, Mr. Wright was a Regional Managing Partner of Tax for Arthur Andersen.

He currently serves on the Board of Directors for two privately held companies, Matthew G. Norton Co. and Stimson Lumber Company.

Specific Qualifications, Attributes, Skills & Experience

•	Over 20 years of senior leadership and management in private industry and the public accounting environment.

•	Expertise in tax, finance and real estate.

James M. DuBois

James “Jim” DuBois is Corporate Vice President and Chief Information Officer (“CIO”) at Microsoft Corporation. He is responsible for the company’s global security, infrastructure, IT messaging, and business applications. Mr. DuBois was appointed CIO January 2014 after serving as interim CIO since May 2013. Mr. DuBois has served various other roles in Microsoft IT since joining the company in 1993. These roles include leading IT teams for application development, infrastructure and service management. He also served as Microsoft’s Chief Information Security Officer and spent several years living in Asia and then Europe learning the Microsoft field business while running the respective regional IT teams. Before joining Microsoft, Mr. DuBois worked for Accenture, focusing on financial and distribution systems.

Specific Qualifications, Attributes, Skills & Experience

•	Extensive information technology experience.

•	Experience overseeing investments in technology to support business objectives.

•	Expertise in cyber-security.

•	Experience leading global IT teams.

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PROPOSAL NO. 1: ELECTION OF 11 DIRECTORS

Mark A. Emmert

Mark A. Emmert became a Director of the Company in May 2008. Since 2010 he has been President of the National Collegiate Athletic Association. From 2004 to 2010, Dr. Emmert served as the President of the University of Washington (“UW”) and is now President Emeritus. Prior to the UW, he was chancellor of Louisiana State University. He also served as the chancellor of the University of Connecticut and held administrative and academic positions at the University of Colorado and Montana State University. Dr. Emmert is a Life Member of the Council on Foreign Relations, a Fellow of the National Academy for Public Administration, and a former Fulbright Fellow.

Dr. Emmert is currently on the Board of Directors of the Weyerhaeuser Company.

Specific Qualifications, Attributes, Skills & Experience

•	Many years of experience in the administration of educational and personnel development programs.

•	Expertise in the leadership and management of complex operations with rigid public oversight requirements.

•	Expertise in international affairs.

Diane H. Gulyas

Diane H. Gulyas became a Director of the Company in November 2015. Ms. Gulyas worked for DuPont from 1978 until her retirement as President of their $4 billion global Performance Polymers business in September of 2014. During her 36-year career at DuPont, Ms. Gulyas served also as Chief Marketing and Sales Officer, President of Electronic and Communication Technologies Platform, and President of the Advanced Fibers divisions. Ms. Gulyas’ qualifications to serve on the Company’s Board of Directors include over 36 years of senior leadership and global business expertise.

Ms. Gulyas is currently on the Board of Directors of Mallinckrodt PLC and W.R. Grace & Company.

Specific Qualifications, Attributes, Skills & Experience

•	More than 36 years of senior leadership and global business expertise.

•	Substantial and varied management experience and strong skills in engineering, manufacturing (domestic and international), marketing and sales and distribution.

•	Governance and oversight experience from service as a senior executive of a public company and prior service on a public company board.

Dan P. Kourkoumelis

Dan P. Kourkoumelis became a Director of the Company in March 1993. From 1967 through 1998, Mr. Kourkoumelis was employed in various positions by Quality Food Centers, Inc., a supermarket chain, and became a member of its Board of Directors in April 1991. He was appointed Executive Vice President in 1983 and Chief Operating Officer in 1987, President in 1989 and served as Chief Executive Officer from 1996 to September 1998.

Specific Qualifications, Attributes, Skills & Experience

•	More than 20 years of senior leadership.

•	Financial and management experience in a public corporation environment with a primary focus on providing superior customer service.

•	Past positions as Director, committee chairman and member of audit, compensation, and nominating and governance committees of various public and private company boards.

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PROPOSAL NO. 1: ELECTION OF 11 DIRECTORS

Michael J. Malone

Michael J. Malone has been a Director of the Company since August 1999. Mr. Malone is the retired Chairman and Chief Executive Officer of AEI/DMX Music, a multinational music programming and distribution company that he founded in 1971 and subsequently sold via merger to Liberty Media, Inc. in May 2001. From the May 2001 merger through February 2005, Mr. Malone served as Chairman of Maxide Acquisition, Inc., the holding company for DMX Music, Inc. and a subsidiary of Liberty Media Corporation.

He is also currently Principal of Hunters Capital, LLC, a Northwest Real Estate Development and Management Company and is a member of the Board of Directors of Liberty Trip Advisors, Inc.

Specific Qualifications, Attributes, Skills & Experience

•	Entrepreneurial skills.

•	More than 20 years of senior leadership and management experience with international operations in a business driven by customer service.

Richard B. McCune

Richard B. McCune became a Director of the Company in August of 2014. Prior to that, Mr. McCune was a Partner at KPMG LLP from 2002 to May 2009 and Partner at Arthur Andersen LLP from 1983 to 2002.

Specific Qualifications, Attributes, Skills & Experience

•	More than 30 years of senior leadership and management experience.

•	Extensive audit and accounting experience.

•	Served as Lead Audit Partner on several publicly-traded companies.

•	International experience as KPMG’s U.S. Accounting Expert in Amsterdam from 2003 to 2006.

Jeffrey S. Musser

Jeffrey S. Musser joined the Company in February 1983 and was promoted to District Manager in October 1989. Mr. Musser was elected to Regional Vice President in September 1999, Senior Vice President-Chief Information Officer in January 2005 and to Executive Vice President and Chief Information Officer in May 2009. Mr. Musser assumed the role of Director, President and Chief Executive Officer in March of 2014.

Specific Qualifications, Attributes, Skills & Experience

•	Over 30 years of experience in the international transportation industry.

•	Many years of corporate leadership responsibilities.

•	Background in the information technology discipline.

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PROPOSAL NO. 1: ELECTION OF 11 DIRECTORS

Liane J. Pelletier

Liane J. Pelletier became a Director of the Company in May 2013. Ms. Pelletier is the former Chairman, Chief Executive Officer and President of Alaska Communications Systems, an Alaska based telecommunication and information technology services provider, leading the firm from October 2003 to April 2011. From November 1986 to October 2003, Ms. Pelletier held a number of executive positions at Sprint Corporation, a United States based telecommunications company. Ms. Pelletier is a member of the Board of Directors of Atlantic Tele-Network. She is also President of the Northwest Chapter of the National Association of Corporate Directors (NACD) and also is credentialed as a NACD Board Fellow.

Specific Qualifications, Attributes, Skills & Experience

•	More than 25 years of senior leadership and management experience in the telecommunications industry.

•	Past and current positions as chair, lead independent Director, and member of audit, risk, nominating and compensation committees of various company boards.

•	Board Leadership Fellow of the National Association of Corporate Directors and Northwest Chapter President.

•	Engages in continuous education on information technology and security as well as leading governance practices.

•	Corporate career and board service spans firms where there is material focus on regulation, information technology and security, foreign operations and customer service.

James L.K. Wang

In 2015, James L.K. Wang retired as President-Asia Pacific. Previously he had served as Managing Director of Expeditors International Taiwan Ltd., the Company’s former exclusive Taiwan agent, since September 1981. Mr. Wang is one of the founders of Expeditors International. He was elected President-Asia in May 2000. Previous he served as Director-Far East, and as Executive Vice President. Mr. Wang became a Director of the Company in October 1988.

Specific Qualifications, Attributes, Skills & Experience

•	Nearly 40 years of experience in the international transportation industry, primarily in Asia.

•	Many years of senior management and Director experience.

Tay Yoshitani

Tay Yoshitani became a Director of the Company in August of 2012. From March of 2007 to December 2014 he was the Chief Executive Officer of the Port of Seattle which owns and operates both the Seattle Seaport and SeaTac International Airport. From 2004 to 2007, he served as the Senior Advisor to the National Association of Waterfront Employers and from 2001 to 2004, was the Executive Director of the Port of Oakland overseeing both the Seaport and Oakland International Airport. Prior to that he was the Executive Director for the Port of Baltimore and the Chief Deputy at the Port of Los Angeles.

He has been an active Board member of the American Association of Port Authorities and served as the Chairman during 2014. He also currently serves on the Board of the Eno Center for Transportation.

Specific Qualifications, Attributes, Skills & Experience

•	More than 20 years of senior leadership and management experience in the ocean transportation industry.

•	More than 10 years of experience in airport operations.

The Board of Directors unanimously recommends a vote FOR the election of each of the Director nominees

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COMPENSATION COMMITTEE REPORT

The Compensation Committee believes in simple, easy to understand executive incentive compensation plans that are directly aligned with Company performance and focus management on enhancing the long-term value of the Company. The Compensation Committee Charter is available on our website www.investor.expeditors.com.

Compensation Committee

All members are independent under Exchange Act and NASDAQ rules.

Committee Members:	Key Responsibilities:

Mark Emmert, Chair	•	Recommend compensation of executive officers
John Meisenbach Tay Yoshitani	•	Approve the annual and long-term performance goals for the Company’s incentive plans
•

Annually review and approve corporate goals and objectives relevant to CEO compensation, annually evaluate CEO performance in light of those goals and objectives, and recommend CEO compensation based on that evaluation

	•	Ensure that incentive compensation programs are consistent with the Company’s annual and long-term performance objectives and do not encourage unnecessary or excessive risk taking
	•	Determine base salary, participation level in the Executive Incentive Compensation Plan and stock option grants to the CEO
	•	Review and recommend compensation of non-management Directors
	•	Oversee enterprise risks assigned to Committee by the Board

Compensation Committee Interlocks & Insider Participation

No member of the Committee is or has been an officer or employee of the Company and none had any interlocking relationship with any other entities or of the type that would be required to be disclosed in this Proxy Statement.

2015 Committee Highlights

The Compensation Committee met 4 times in 2015. The following are the significant matters addressed by the Committee as a result of say-on-pay votes and feedback from shareholders in 2015:

•	Reviewed feedback from shareholders on executive compensation

•	Hired a compensation consulting firm in November 2015 to assist in evaluating potential future changes to our executive compensation programs

•	Continued to shift compensation mix from cash to equity for NEO

•	Continued to increase the number of participants in the Executive Incentive Compensation Plan to further align those employees with shareholders, while maintaining the same Bonus Pool percentage of operating income

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COMPENSATION COMMITTEE REPORT

Shareholder Feedback Following the 2014 and 2015 Say-On-Pay Votes

What We Heard & How We Responded

The Compensation Committee considered the voting results from the last two year’s say-on-pay vote in reviewing the Company’s compensation programs and policies. In 2014 we failed our say on pay vote with 44% of shareholders voting for NEO compensation. In 2015 we passed our “say on pay” vote with 67% of shareholders voting for NEO compensation. After the 2015 and 2014 votes, we continued our dialogue with our shareholders to better understand their concerns and to develop appropriate and timely responses. We believe that our executive compensation programs have always been designed appropriately to attract and retain executives who can lead Expeditors and continue our long-term track record of profitability, growth and long-term value creation. After listening to shareholder feedback and performing further analysis, we implemented the following changes in 2014 and 2015.

What We Heard	How We Responded
The retirement bonus paid to outgoing CEO and Co-Founder was viewed as excessive.	In 2014, we adopted a policy that prohibits the payment of any future retirement bonuses to senior management.
NEO incentive cash compensation was perceived as too large in relation to recent growth.

In 2014, we decreased the overall allocation of cash compensation to NEO under the Executive Incentive Compensation Plan by 18% and continued to add more participants to this plan.

In 2015, no NEO received an increase in their percent allocation of the Bonus Pool, except Mr. Wall, who was promoted to President – Global Products in 2015. We also further decreased the overall allocation of cash compensation to NEO under the Executive Incentive Compensation Plan by 3% and continued to add more participants to this plan.

See further discussion of these changes in Compensation Discussion and Analysis.

Equity should represent a larger component of overall NEO compensation.

In 2014 and 2015, we increased the mix of NEO stock option awards relative to cash.

Realized compensation to the NEO is only achieved if the value of the Company increases over the long-term. See further discussion of these changes in Compensation Discussion and Analysis.

There should be a cap on NEO cash compensation.

In 2014, we instituted a cap on increases in NEO and other senior management incentive cash compensation at 115% of the highest amount earned by that individual in the 3 prior comparable quarters.

In 2015, we achieved the highest level of operating income in our history, which was 121% of 2014. As designed, NEO compensation was capped, which reduced their total non-equity compensation by $1 million.

The compensation “clawback policy” should be more comprehensive.	In 2014, we expanded our “ clawback policy” under the Sarbanes-Oxley Act related to financial restatements to include not just the CEO and CFO, but all members of senior management.

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COMPENSATION COMMITTEE REPORT

Response to Proxy Advisory Firm Feedback

In 2015, certain proxy advisory firms recommended a vote against our say-on-pay proposal. We believe their concerns were based on faulty premises, falling generally into two buckets.

First, these firms perceived a misalignment between our executive compensation and stock performance. One firm, for instance, in its Pay for Performance evaluation, included our former CEO, Peter Rose’s, 2013 $8 million retirement bonus in its calculation. We believe Mr. Rose’s 2013 retirement bonus should have been excluded from these calculations in 2014, and certainly should be excluded in 2015, for the following reasons:

1.	Responding to shareholder concerns, the Compensation Committee adopted a policy in 2014 that prohibits any future retirement bonuses;

2.	Mr. Rose’s retirement bonus was a one-time event – no other retirement bonus has been paid in the 35-year history of the Company and the policy above ensures none will be in the future;

3.	To continue including this bonus provides a skewed depiction of pay for performance alignment, virtually ensuring a perception of misalignment over whatever look-back period it is included within; and

4.	Excluding this one-time bonus would provide a much better and more accurate view of the degree of alignment between true executive compensation and stock performance.

We further believe that if Mr. Rose’s 2013 $8 million were excluded from any pay for performance evaluation utilized by these firms, then the relative alignment would likely indicate pay and performance alignment, and the absolute alignment evaluation would reflect a high degree of correlation between executive compensation and stock price and financial performance.

Second, these firms tend to identify our use of Operating Income in our Executive Incentive Compensation Plan as a design flaw. According to one firm, our single metric “may lead executives to overly focus on narrow aspects of company performance.” As stated in our compensation philosophy, we believe this perspective is faulty and fails to take into account the varied and comprehensive components that culminates with operating income:

1.	To grow operating income requires:

a.	growing and maintaining a profitable customer base;

b.	gaining new customers;

c.	managing carriers and service provider relationships and costs;

d.	attracting and retaining a talented employee base;

e.	controlling expenses; and

f.	collecting cash timely.

2.	Operating income is a GAAP metric, and aligns compensation with shareholder value much better than the use of one or more non-GAAP, pro forma measures such as adjusted EBIT or adjusted EBITDA.

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COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation program in 2015. In particular, this CD&A explains how the Compensation Committee (the “Committee”) of the Board of Directors made its compensation decisions for the Company’s executives, including the following NEO:

•	Jeffrey S. Musser, President and Chief Executive Officer

•	Philip M. Coughlin, President-Global Geographies

•	Eugene K. Alger, President-Global Services

•	Daniel R. Wall, President-Global Products

•	Bradley S. Powell, Senior Vice President and Chief Financial Officer

The CD&A also describes the pay philosophy the Committee has established for the Company’s executive officers, the process the Committee utilizes to examine performance in the context of executive pay decisions, the performance goals and results for each NEO, and recent updates to our compensation program.

2015 Performance Highlights Compared to 2014

*  Operating Margin refers to operating income, a GAAP measure, as a percentage of Net Revenue (a non-GAAP measure calculated as gross revenues less directly related operating expenses).

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COMPENSATION DISCUSSION & ANALYSIS

Our Compensation Philosophy

The ultimate objective of our compensation program is to enhance shareholder value over the long term by incentivizing top management to achieve sustained growth in our operating income. We have successfully achieved this objective through the unique characteristics of our compensation programs which:

•	Encourages each manager to think and act as an entrepreneur;

•	Establishes compensation levels that are not perceived as arbitrary;

•	Provides financial rewards that are team-oriented and reflect achieved performance; and

•	Closely aligns the interests of the individual employee with the goals of the Company and returns to our shareholders.

The compensation programs, which have been in place since the Company became publicly traded, are responsible for differentiating the Company’s performance from that of many of our competitors.

We believe that our compensation programs are one of the unique characteristics responsible for differentiating our performance from that of many of our competitors. Throughout our history, managers, including our most senior managers, have been compensated through a combination of three basic techniques. These consist of:

1.	A fixed and modest base salary currently set at $100,000 for our NEO and senior managers;

2.	A long-term incentive equity compensation program in the form of time-vested stock option grants; and

3.	A non-equity incentive compensation program based on a fixed percentage of operating income.

By design, our compensation model is highly variable. We believe this motivates and properly incentivizes management to grow our business, keep costs in check, and continue to generate positive operating income. No bonus is guaranteed, since the vast majority of our business is not under long-term contract and is regularly put out for bid. We have to earn our customers’ business with every shipment, and we need a compensation structure that reflects this high customer service, short-cycle model. The design also holds management fully accountable for excessive risk-taking as any operating losses that are incurred must be recovered in full from future operating income before any non-equity incentives are re-initiated.

Key Compensation Practices

We believe our policies and procedures for setting executive compensation and the key design elements of our compensation program represent best practice in corporate governance:

What We Do	What We Don’t Do
Subject NEO compensation and incentive payouts to the approval of our independent Compensation Committee	No guaranteed bonuses
Grant pay that is overwhelmingly performance based	No perquisites
Align annual incentive to principal driver of shareholder value (i.e., GAAP operating income)	No non-GAAP adjusted metrics
Cap on executive incentive compensation	No supplemental pension benefits
Align with shareholders through stock option grants	No repricing of underwater options
Require NEO to meet share ownership guidelines	No hedging or pledging of Company shares
Subject incentive compensation to clawback policy	No tax gross-ups paid on severance benefits
Engage shareholders on compensation matters

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COMPENSATION DISCUSSION & ANALYSIS

Summary of Key Elements of Executive Compensation

Unlike most other large public companies, our NEO pay mix is uniquely concentrated on annual incentive compensation with well-below market based salaries and moderate long-term incentive compensation. We provide no perquisites, supplemental pension benefits or other special welfare benefits to our NEO. The NEO participate in our 401(k) plan and health and welfare arrangements that are available to all of our U.S. employees.

The following charts show each element of compensation, including the changes in the mix of short-term and long-term incentives, as well as the percentage of pay at risk for NEO (on average) from 2013 to 2015:

NEO Compensation Components

98% of Pay at Risk

(1)	Excludes CEO Retirement Bonus of $8 million in 2013

Our heavy focus on annual incentive compensation reflects and supports our customer service focused business model operating as a non-asset driven organization. We have very few income producing assets. Our revenues and our profits are derived solely through the hard work and discipline of our management team and our employees throughout the world in providing outstanding service to our customers. Our revenues and our profits are not guaranteed. Therefore, every day we must remain focused on delivering revenues, managing costs and providing value for our customers. Our short-term Executive Incentive Compensation Plan, which has been in place since 1985, provides a direct line of sight between the duties and responsibilities of our management team and these goals by focusing on a single comprehensive unadjusted metric: GAAP operating income.

Our use of operating income rewards management for delivering profitable results. No incentive payouts are made if we have no positive operating income, regardless of the level of or growth in revenues. Payout levels increase year over year only if management can increase the level of operating income. Our Executive Incentive Compensation Plan creates a culture of shared economic interests among our top managers and ensures a universal and daily focus on the achievement of superior financial results. Equally important, our focus on continual improvement in operating income drives long-term shareholder value creation.

In addition to short-term incentive compensation, we grant long-term incentive compensation to our NEO in the form of time-vested stock options. We believe stock options are inherently performance-based compensation and directly align our NEO long-term interests with those of our shareholders. These stock options vest over multiple years and serve to retain our NEO.

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COMPENSATION DISCUSSION & ANALYSIS

Risk & Recovery

Because the Executive Incentive Compensation Plan is based on cumulative operating income, any operating losses that are incurred must be recovered from future operating income before any amounts will be due to participants. Since the most significant portion of executive compensation comes from the Executive Incentive Compensation Plan, the Company believes that this cumulative feature is a disincentive to excessive risk taking by its senior managers. No one individual has the authority to commit the Company to excessive risk taking. Due to the nature of the Company’s services, the business has a short operating cycle. The outcome of any higher risk transactions, such as overriding established credit limits, would be known in a relatively short time frame. Management believes that when the potential impact on the bonus is considered in light of this short operating cycle, the potential for gains that could be generated by higher risk business practices is sufficiently mitigated. Management believes that both the stability and the long-term growth in net revenues, operating income and net earnings are a result of the incentives and recovery mechanism inherent in the Company’s compensation programs.

In addition, the Company has expanded its “clawback policy” under the Sarbanes-Oxley Act related to financial restatements to include not just the Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), but all members of senior management.

Alignment of Executive Compensation Programs with Shareholders’ Interests

Our pay programs directly serve the interests of our shareholders through:

•	Supporting a culture that results in low turnover and long tenured employees who look to make a career at Expeditors. Low turnover substantially reduces our cost to recruit and train new hires. Long-tenured employees and managers provide a strong and growing bench strength. This is evidenced by the long tenure of our top managers: our CEO has been with the Company for 33 years and our other NEO average tenure with the Company is 25 years.

•	Rewarding management for achieved performance. Our Executive Incentive Compensation Plan will only deliver compensation if we have positive operating income. The level of incentive compensation paid is directly correlated to the level of operating income. Future increases in short-term incentive compensation payouts are dependent upon management’s ability to increase our operating income year over year. Stock options granted to our NEO will only have value if management can increase share price in excess of the option’s exercise price, which is set at the closing share price on the date of grant.

•	Increasing value over the long term. Our heavy emphasis on operating income is due to its strong correlation to enterprise value creation. For example, during the 10-year time period ended December 31, 2015, annual earnings per share has increased from $1.06 to $2.40.

The charts below show the Company’s operational performance compared to total NEO compensation and Expeditors’ total shareholder return (“TSR”) compared to Peer Group TSR over the past three years, indexed year-to-year performance using a January 1, 2013 base year investment of $100. TSR consists of stock price appreciation plus reinvested dividends.

(1)	Excludes former CEO’s retirement bonus of $8 million in 2013.

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COMPENSATION DISCUSSION & ANALYSIS

Base Salaries

Throughout our history, the Company has followed a policy of offering its management employees a compensation package that is heavily weighted toward incentive-based compensation. To emphasize at-risk variable pay, we have customarily set annual base salaries of our NEO and other top managers well below competitive market levels. Our NEO’s 2015 base salaries were well below median NEO base salaries in our peer group.

As part of its annual review of compensation, the Compensation Committee reviews and approves each NEO base salary. In 2015, we set base salaries for NEO at $100,000.

Executive Incentive Compensation Plan

The Executive Incentive Compensation Plan is the backbone of our compensation program. The Plan has been in place since 1985 and its unique design incentivizes our management team to continually increase our operating income, which in turn drives long-term shareholder value. The Executive Incentive Compensation Plan is designed to drive superior financial results and is effective because of its simplicity and transparency.

Described below are the key terms of the Plan.

Bonus Pool Design

A Bonus Pool funds all amounts paid under the Executive Incentive Compensation Plan. Since 1985, the Bonus Pool has remained equal to 10% of our GAAP operating income (prior to the bonus pool amount). The Compensation Committee believes that setting the Bonus Pool at a fixed percentage of operating income, with fluctuations in amounts paid tied to actual changes in operating income, aligns the interests of employees and shareholders.

Discussed below is the manner in which the Bonus Pool is allocated and paid to our NEO and other eligible managers.

Eligibility for Allocation of Bonus Pool

The Compensation Committee, at its discretion, determined which executive officers and other top managers would be eligible to participate in the Executive Incentive Compensation Plan in 2015. This determination was made quarterly. For each quarter of 2015, the Committee determined that each NEO and every member of senior management who received annual base salary equal to or less than $120,000 would participate in the Executive Incentive Compensation Plan.

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COMPENSATION DISCUSSION & ANALYSIS

Determination of Executive’s Allocable Portion of Bonus Pool

The Compensation Committee, at its discretion, determined each NEO allocable share of the Bonus Pool (as well as for certain other eligible employees). This determination was made for each fiscal quarter of 2015. The Compensation Committee considered various factors in determining each executive’s allocable share of the Bonus Pool, including:

•	The executive’s roles and responsibilities with the Company. Generally, those executives in the most senior positions are allocated a greater portion of the Bonus Pool than those serving in less senior positions;

•	The contribution of the executive in increasing corporate profits and shareholder value;

•	An executive’s promotion or noteworthy accomplishments during the fiscal year; and

•	The executive’s tenure with the Company.

The Compensation Committee re-determines each NEO’s, as well as other eligible senior managers’, allocable share of the Bonus Pool. For our most senior executives, their allocable percentage of the Bonus Pool is likely to decline over time to accommodate additional entrants into the Bonus Pool. This incentivizes our senior executives to grow the business to at least maintain and ultimately to increase their compensation under the Bonus Pool.

The table below shows the significant reductions in incentives to NEO positions from executive incentive bonus pool payouts from 2013 to 2015. Percentages paid out to NEO positions in the Executive Incentive Compensation Plan, including the impact of the cap on payout, were as follows:

The tables above include information from the 2013 and 2014 proxy statements and presents comparative information of NEO as follows:

(1)	CEO was P. Rose in 2013 and J. Musser in 2014 and 2015.

(2)	NEO1 was R. Villanueva in 2013 and P. Coughlin in 2014 and 2015.

(3)	NEO2 was J. Wang in 2013 and 2014 and E. Alger in 2015.

(4)	NEO3 was J. Gates in 2013 and 2014 and D. Wall in 2015.

(5)	CFO was B. Powell for all periods presented.

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COMPENSATION DISCUSSION & ANALYSIS

Cap on Payouts

Effective July 1, 2014, the Company instituted a cap on the maximum payout that our NEO and other senior management employees may receive under the Bonus Pool. Under the cap, these executives may not receive a payout that exceeds 115% of the highest amount earned by that individual in the three prior comparable quarters. In connection with a promotion or other achievement, which may result in a higher bonus percentage, the Committee may adjust the cap commensurately. The Committee made no adjustments to the payout cap for any NEO during 2015 other than for Mr. Wall, who was promoted to President-Global Products in 2015.

In 2015, operating income was 121% of 2014, but NEO payout was capped at 115%. Therefore, Mr. Musser’s payout was reduced by $237,261 and all other NEO were reduced by a combined $763,726.

Timing of Payouts

For each quarter of fiscal 2015, we had positive operating income which resulted in the funding of the Bonus Pool for each quarter. At the conclusion of each quarter, the Compensation Committee reviewed and approved each NEO incentive payment under the Executive Incentive Compensation Plan based on the executive officer’s allocable share of the Bonus Pool for that quarter. Earned incentive awards were paid subsequent to the filing of the Company’s Form 10-Q or 10-K with the SEC.

Effect of No Positive Operating Income (Operating Loss)

The Company has never incurred an annual or quarterly operating loss since going public in September 1984. Nonetheless, we maintain the following stringent policies in the event that we should incur no or negative operating income for a quarter:

•	No incentive payments will be made for a quarter in which we have no or negative operating income.

•	Any cumulative operating losses must be made up by future operating income before we will start to fund the Bonus Pool for incentive payments. For example, if we incurred a $5 million operating loss in the first quarter of a fiscal year, no incentive payments would be made for that quarter. If operating income in the second and third quarter of such fiscal year equaled, in the aggregate, $5 million, we would still make no incentive payments for those quarters. However, in the fourth quarter, if quarterly operating income was positive, the Bonus Pool would be funded and incentive payments would be made to eligible executives.

•	The foregoing policy also would apply if operating income, in years that have previously been audited and reported, were to be subsequently adjusted downward. In that situation, no payments under the Executive Incentive Compensation Plan would be due until future operating income results exceed the amount of the downward adjustment. However, no additional payments would be due if such adjustments increased previously reported fiscal year operating income.

We believe this policy protects shareholder interests while strongly incentivizing our management team to maintain and increase positive operating income every fiscal quarter.

Non-Adjusted Operating Income: A True Metric

Expeditors differs from some larger public companies in that the Compensation Committee does not adjust the operating income metric for any reason, such as for restructuring costs, acquisitions and divestitures, currency fluctuations, change in tax rules and other unusual items. We believe that management must be held accountable for our results regardless of external market forces that may adversely affect the level of bonus payouts.

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COMPENSATION DISCUSSION & ANALYSIS

Equity Incentive Compensation Plan

Our equity incentive compensation plan is designed to incentivize management to increase long-term shareholder value and to encourage retention of key talent over a sustained time period. For 2015, stock options were the exclusive form of equity incentive compensation granted to our NEO, as well as to approximately 2,300 employees. Since realized compensation from a stock option is only achieved if the value of the Company increases over the long term, we believe stock options closely align management with the interests of shareholders.

Determination of NEO 2015 Stock Option Grants

The Compensation Committee considered various factors in determining the size of each NEO stock option grant for 2015, including:

•	Executive officer performance during the past 12 months, including promotions or other noteworthy accomplishments;

•	Targeted NEO equity-to-overall compensation ratio;

•	Tenure with the Company;

•	Current position and associated responsibilities; and

•	Amount of grants relative to peers within the Company.

The table below shows the increases in long-term incentive compensation to NEO positions from 2013 to 2015.

The tables above include information from the 2013 and 2014 proxy statements and presents comparative information of NEO as follows:

(1)	CEO was P. Rose in 2013 and J. Musser in 2014 and 2015.

(2)	NEO1 was R. Villanueva in 2013 and P. Coughlin in 2014 and 2015

(3)	NEO2 was J. Wang in 2013 and 2014 and E. Alger in 2015

(4)	NEO3 was J. Gates in 2013 and 2014 and D. Wall in 2015

(5)	CFO was B. Powell for all periods presented.

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COMPENSATION DISCUSSION & ANALYSIS

Stock Option Grants

In 2015, we granted stock options to our NEO and nearly 2,300 key employees with an exercise price equal to our closing share price on the grant date and that vest 50% three years from the grant date; 75% after four years; and the remainder after five years.

To better align with market practices and attract key talent, the 2016 Stock Option Plan, if approved by shareholders, would change vesting to 33% one year from the grant date; 66% after two years; and the remainder after three years.

The Company’s equity incentive plans prohibit the repricing or exchange of underwater stock options. The vast majority of stock options (including those made to our NEO) are approved and granted at the Board of Directors meeting immediately following our Annual Shareholders Meeting.

Perquisites & Other Personal Benefits

The Company does not provide executive officers, named and otherwise, and key employees with perquisites and personal benefits that are not available to all employees. The Company provides standard benefits packages to all employees which vary country by country based on individual country regulations. In the United States, for instance, the Company pays 100% of the medical, dental and vision insurance premiums, as well as offering a matching contribution of $0.50 for each $1.00 of employee savings, up to a maximum annual Company contribution of $1,500 per qualified employee, under an employee savings plan intended to qualify under Section 401(k) of the Code.

The aggregate value of any perquisites for any NEO does not exceed $10,000 per year.

The Company does not provide tax “gross-ups” on severance benefits.

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COMPENSATION DISCUSSION & ANALYSIS

Role of the Compensation Committee, Management & Consultants

The Compensation Committee recommends all compensation decisions for the NEO. Compensation decisions, other than compensation and option grant determinations for the CEO, are made in consultation with the CEO. With respect to the Executive Incentive Compensation Plan, the CEO recommends allocation percentages for all participating executive officers, which must be reviewed and approved by the Compensation Committee.

Management does not believe that compensation targets, per se, are consistent with the underlying compensation philosophy utilized by the Company. The Company does recognize, however, that because it operates in the highly competitive global logistics services industry, the quality of its service depends upon the quality of the executives and other employees it is able to attract and retain. In order to succeed, the Company believes that it must be able to attract and retain qualified executives and employees. The Compensation Committee considers the competitiveness of the entire compensation package of an executive officer relative to that paid by similar companies when evaluating the adequacy of base salaries, the percentage allocations of the Executive Incentive Compensation Plan and grants of stock options. The Company’s objective is to offer a total compensation package which gives the executive officer the opportunity to be rewarded at a level believed to be superior to that offered by the Company’s competitors in the global logistics services industry. The Company believes that the opportunity for achieving superior levels of compensation is predicated on achieving sustained, long-term profitable results that are superior to those of its competitors.

The Compensation Committee used benchmark data on a limited basis to review base salaries and other compensation information and practices disclosed by certain U.S. publicly traded companies in the logistics and transportation industry. This limited benchmarking has not altered the Company’s compensation programs, policies or decisions. However, the benchmark data has confirmed that the Company’s compensation packages offered to executives are competitive and give executives appropriate incentives to retain and gain profitable customers and business. Benchmark data was derived from proxy statements filed by CH Robinson Worldwide, Inc., Con-way, Inc., Forward Air Corp., Hub Group, Inc., JB Hunt Transport Services, Inc., Landstar System, Inc., Ryder System, Inc., and UTi Worldwide, Inc. While these companies are of various sizes in terms of revenue, the Compensation Committee believes the benchmark data derived from this group of companies is useful for the limited comparisons described above.

Based on the Company’s general philosophy and objectives described above, hypothetical targets for the overall compensation for executives and other managers are considered neither useful nor desirable. The Compensation Committee is actively involved in reviewing and approving payments under the Executive Incentive Compensation Plan that are available to each participating executive officer and other key employees. The Compensation Committee consults with the CEO with respect to incentive payments made from the Bonus Pool to other executive officers and certain senior management. Over time, as the Company has grown, more participants have been added to this Bonus Pool. Allocations of the Bonus Pool have been made to perpetuate a culture that focuses management’s attention on creating and sustaining long-term profitable earnings growth by rewarding an increasing number of executive officers and other key employees with a percentage of the Company’s operating income.

The Compensation Committee’s practice of consistently reducing the percentage of the Bonus Pool designated to individual NEO reinforces the Executive Incentive Compensation Plan’s design of stimulating growth in operating income to maintain or grow from previous levels of compensation. Not only does this allow for broadened participation in the Bonus Pool, it creates a motivated, risk aware management team focused on sustainable growth in operating income.

Historically, neither the Company nor the Compensation Committee has retained the services of a compensation consultant. In the fourth quarter of 2015, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) to provide advice on executive and Director compensation matters. The Compensation Committee has assessed the independence of Meridian pursuant to SEC and NASDAQ rules and determined that no conflict of interest exists that would prevent Meridian from providing independent and objective advice to the Compensation Committee. Meridian will begin to provide advice to the Compensation Committee during 2016. Meridian played no role in 2015 compensation matters.

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COMPENSATION DISCUSSION & ANALYSIS

Employment Agreements

The Company has entered into employment agreements with each NEO. Each of the employment agreements is automatically renewable upon expiration for additional one-year periods unless either party elects otherwise.

Executive Stock Ownership Policy

On February 24, 2014, the Board adopted a policy regarding executive stock ownership guidelines. These stock ownership guidelines are applicable to our NEO, and other certain other senior management holding a title of Senior Vice President or above. These guidelines are designed to increase executives’ equity stakes in the Company and to further align executives’ interests with those of shareholders. The guidelines require covered executives to own shares of the Company’s Common Stock sufficient to satisfy the amount specified below as a multiple of the executive’s annual base salary:

Chief Executive Officer	15 x Base Salary	Currently	$1,500,000
President or Executive Vice President	10 x Base Salary	Currently	$1,000,000
Senior Vice President	5 x Base Salary	Currently	$500,000

Executives in the positions above will need to achieve the corresponding ownership target within five years of promotion to the position or within five years of the policy adoption date. This policy excludes stock option grants from the ownership calculation and is governed by the Compensation Committee.

It is expected that covered executives will acquire shares to meet the holding requirements by participating in our Employee Stock Purchase Plan and by exercising vested stock options and holding those shares. The table below shows the value of shares held by NEO at December 31, 2015.

Chief Executive Officer	$6,651,754
Other NEO	$6,933,764

Insider Trading Policy Prohibits Hedging or Pledging

The Company’s Insider Trading Policy prohibits its Board of Directors and employees from hedging or pledging their ownership of Company stock, including trading in publicly-traded options, puts, calls or other derivative instruments related to Company stock.

Other Retirement or Disability Payments

The Company has no formal obligations to make any payments to any executive officer upon his or her death, disability or retirement except to executive officers domiciled in countries where statutory regulation require that these benefits be provided to all employees. The Company adopted a policy in 2014 that prohibits the payment of any retirement bonuses to executive officers and members of senior management.

While there is no legal or contractual obligation to do so, the Company has, on occasion, accelerated the vesting of any unvested stock options of employees who pass away.

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COMPENSATION DISCUSSION & ANALYSIS

Potential Payments upon Termination & Change in Control

Stock options granted to employees including the NEO, will become immediately vested and fully exercisable in connection with the occurrence of a “Change in Control” of the Company. “Change in Control” means either of the following: (a) when any person (with certain exceptions) becomes the beneficial owner, directly or indirectly, of 50% of the Company’s then outstanding securities, or (b) when a transaction requiring shareholder approval occurs involving the sale of all, or substantially all, of the assets of the Company or a merger of the Company with or into another company.

The employment agreement for each NEO contains a covenant not to compete which allows the Company to extend the restriction on competition with the Company for six months following termination of the employment relationship. The extension is at the sole discretion of the Company unless the employee terminates the employment relationship by resigning during a specified period surrounding a “change in control,” in which case the employee may decline any accompanying lump sum payment and thereby avoid the accompanying restriction on competition.

Scenario 1: No changes are made in management as a result of a change in control as described above. NEO would receive the realized gain on exercise, if any, upon acceleration of unvested stock options shown in Column 1.

Scenario 2: NEO employment agreements are terminated with cause subsequent to a change in control. Amounts due would include the realized gain on exercise, if any, upon acceleration of unvested stock options under Column 1. No amounts are due to the NEO under Column 2. At the Company’s discretion, as noted above, for a lump sum payment of half the NEO base salary under Column 3, the Company could invoke the non-compete provisions contained in the employment agreement.

Scenario 3: NEO resigns subsequent to a change in control. The NEO would be entitled to the realized gain on exercise, if any, upon acceleration of unvested stock options under Column 1. The NEO would not be entitled to any cash compensation. The Company could, in its sole discretion, pay the NEO a lump sum amount under Column 3 in exchange for invoking the non-compete provisions in the employment agreement. In a change in control situation, the NEO has the option to reject or to accept this lump sum payment. By rejecting the payment, the executive will no longer be subject to the non-compete provisions of the employment agreement.

Scenario 4: NEO employment agreements are terminated without cause subsequent to the change in control. Amounts due would include the realized gain on exercise, if any, upon acceleration of unvested stock options shown in Column 1. In addition, the NEO would be entitled to receive cash compensation based on one-half of base salary plus one-half of the amount of the Bonus Pool payment received by the executive in the preceding twelve months under Column 4. Under the terms of the employment agreement, when an executive is terminated without cause, the non-compete provisions remain in effect for six-months from the date of termination.

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COMPENSATION DISCUSSION & ANALYSIS

The following tables illustrate the payments due to each of the NEO in the event of termination under either “for cause” or “without cause”:

Name	For Cause (1)	For Cause with Non-Compete Agreement (1)	Without Cause (2)

Jeffrey S. Musser	$ —	$ 50,000	$ 2,008,836

Philip M. Coughlin	$ —	$ 50,000	$ 1,798,473

Eugene K. Alger	$ —	$ 50,000	$ 1,729,262

Daniel R. Wall	$ —	$ 50,000	$ 1,367,390

Bradley S. Powell	$ —	$ 50,000	$ 1,728,352

*	All amounts are based upon calculations at December 31, 2015.

(1)	When terminating an executive officer for cause, the Company may, in its sole discretion, enforce the non-compete provision contained in the employment agreements for a lump sum payment representing 50% of the executive officer’s base salary. The term “cause” as defined by the employment agreement is any act of an executive officer, which in the reasonable judgment of the Board of Directors, constitutes dishonesty, larceny, fraud, deceit, gross negligence, a crime involving moral turpitude, willful misrepresentation to shareholders, Directors or officers or material breach of the employment agreement. The non-compete provision is automatically extended except in circumstances discussed above.

(2)	When terminating an executive without cause, the Company must pay the executive officer cash compensation in a lump sum amount equal to 50% of his or her base salary plus 50% of the amount of the preceding twelve months of non-equity incentive compensation.

The following table and accompanying narrative illustrates the payments that would be due to each of the NEO under several possible “change in control” scenarios.

	Column 1		Column 2	Column 3	Column 4
	Accelerated Vesting of Stock Options Based on Change in Control		Resign or Terminated for	Terminated for Cause with Non-Compete	Terminated Without
Name	Shares	Realized Gain (1)	Cause	Agreement	Cause

Jeffrey S. Musser	208,500	$108,700	$—	$50,000	$2,008,836

Philip M. Coughlin	147,725	$73,350	$—	$50,000	$1,798,473

Eugene K. Alger	109,125	$73,350	$—	$50,000	$1,729,262

Daniel R. Wall	100,875	$59,800	$—	$50,000	$1,367,390

Bradley S. Powell	112,000	$70,700	$—	$50,000	$1,728,352

(1)	The realized gain was calculated based on a closing market price of the Company’s common stock of $45.10 per share at December 31, 2015, multiplied by the number of each NEO unvested stock options at that date, which would immediately vest in the event of a change in control as of that date, less the aggregate amount that would be required to be paid to exercise the options.

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COMPENSATION DISCUSSION & ANALYSIS

Policy on Deductibility of Compensation

Under Section 162(m) of the Code, the Federal income tax deduction for certain types of compensation paid to each of our NEO (except our CFO) is limited to $1,000,000 per taxable year unless such compensation meets certain requirements. The Compensation Committee believes that this limitation will not apply to compensation paid in 2015. In making future compensation decisions, the Compensation Committee intends to take into account and mitigate to the extent feasible the effect of the deduction limitation under Code Section 162(m) as it discharges its responsibilities.

However, the Compensation Committee may determine it is in the best interest of the Company to award compensation to a NEO which is not fully deductible as a result of this limitation.

Compensation Committee Report

The Compensation Committee believes that the compensation for the CEO and other NEO are consistent with its philosophy and the objectives described above. The Committee made substantive changes in 2014 to NEO compensation and policies in response to prior years’ say-on-pay results and feedback received from shareholders.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of the Board of Directors:

Mark Emmert, Chair

John Meisenbach

Tay Yoshitani

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COMPENSATION DISCUSSION & ANALYSIS

Summary Compensation Table for the Fiscal Year Ended December 31, 2015

The table below summarizes the total compensation earned by each NEO for each of the fiscal years shown. The Company has entered into employment and indemnification agreements with all of the NEO.

The NEO were not entitled to receive payments which would be characterized as “Bonus” payments for the fiscal years shown. Amounts listed under “Non-Equity Incentive Plan Compensation” were determined based on percentages of the Bonus Pool that were allocated to each NEO by the Compensation Committee based on the factors described in the Compensation Discussion and Analysis contained herein.

Salaries for the NEO accounted for approximately 2% of their total compensation and “at-risk” compensation - “Option Awards” and “Non-Equity Incentive Plan Compensation” accounted for approximately 98% of the total compensation. Benefits accounted for less than 1% of the total compensation of NEO.

The following table sets out the type and amount of compensation paid to each NEO for the years ended December 31:

Name & Position	Year	Salary	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
Jeffrey S. Musser (1)	2015	$100,000	$1,540,115	$ 3,917,671	$ 1,500	$5,559,286
President & Chief Executive Officer	2014	$100,000	$1,497,198	$ 3,481,338	$ 1,500	$5,080,036
Philip M. Coughlin (1)	2015	$100,000	$1,108,883	$ 3,496,945	$ 1,500	$4,707,328
President - Global Geographies & Operations	2014	$112,731	$1,038,681	$ 2,959,491	$ 1,500	$4,112,403
Eugene K. Alger (2) President - Global Services	2015	$100,000	$800,860	$ 3,358,524	$ 1,500	$4,260,884
Daniel R. Wall (2) President - Global Products	2015	$100,000	$1,002,723	$ 2,634,779	$ 1,500	$3,739,002
Bradley S. Powell	2015	$100,000	$800,860	$ 3,356,703	$ 1,500	$4,259,063
Senior Vice President	2014	$100,000	$748,599	$ 2,934,129	$ 1,500	$3,784,228
& Chief Financial Officer	2013	$100,000	$60,800	$ 2,706,051	$ 1,500	$2,868,351

(1)	Messrs. Musser and Coughlin were not NEO of the Company in 2013.

(2)	Messrs. Alger and Wall were not NEO of the Company in 2014 and 2013.

(3)	This column represents the aggregate grant date fair value of options granted in each of the years presented. All assumptions used to determine the grant date fair value of the option awards are included in Note 3 to the Company’s consolidated financial statements on Form 10-K as filed on February 25, 2015.

(4)	The payments were made pursuant to the Executive Incentive Compensation Plan. Amounts for Mr. Coughlin in 2014 also include $1,329,968 earned under the operating district compensation plan prior to his promotion to President-Global Geographies and Operations. The amounts listed were earned during the fiscal year.

(5)	These amounts include the Company’s matching contributions of $.50 for each $1.00 of employee savings, up to a maximum annual Company contribution of $1,500 per qualified employee, under an employee savings plan intended to qualify under Section 401(k) of the Code.

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COMPENSATION DISCUSSION & ANALYSIS

Grants of Plan-Based Awards Table

The following table sets forth certain information regarding awards granted during 2015 to the NEO:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards:
Name	Grant Date	Threshold	Target	Maximum	Number of Securities Underlying Options (2)	Exercise or Base Price of Option Awards (3)	Grant Date Fair Value of Option Awards (4)

Jeffrey S. Musser	5/21/2015	—	$ 3,917,671	—	100,000	$ 47.27	$ 1,540,115

Philip M. Coughlin	5/21/2015	—	$ 3,496,945	—	72,000	$ 47.27	$ 1,108,883

Eugene K. Alger	5/21/2015	—	$ 3,358,524	—	52,000	$ 47.27	$ 800,860

Daniel R. Wall	5/21/2015	—	$ 2,634,779	—	29,000	$ 47.27	$ 446,633

	8/3/2015	—	—	—	36,000	$ 47.08	$ 556,090

Bradley S. Powell	5/21/2015	—	$ 3,356,703	—	52,000	$ 47.27	$ 800,860

(1)	The total amount available to executive officers participating in the Executive Incentive Compensation Plan, including all NEO, is limited to 10% of pre-bonus operating income. Individual amounts earned under this plan are determined by participation percentages approved by the Compensation Committee. The Company does not use thresholds or targets or maximums in determining levels of compensation.

(2)	The above grants were made pursuant to the Company’s 2015 Stock Option Plan.

(3)	The exercise price is the market closing price of the underlying security on the grant date.

(4)	All assumptions used to determine the grant date fair value of the option awards are included in Note 3 to the Company’s consolidated financial statements included on Form 10-K as filed on February 25, 2016.

Option Exercises & Year-End Option Value Tables

The following tables set forth certain information regarding options exercised and held by the NEO.

Options exercised during the year ended December 31, 2015:

	Option Exercises
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)
Jeffrey S. Musser	14,899	$ 340,740
Philip M. Coughlin	20,000	$ 459,000
Eugene K. Alger	20,000	$ 473,703
Daniel R. Wall	19,261	$ 453,597
Bradley S. Powell	—	—

(1)    Represents the difference between the market price of the Company’s Common Stock at exercise and the exercise price of the options, multiplied by the number of options exercised.

43    |    Notice of Annual Meeting & Proxy Statement

COMPENSATION DISCUSSION & ANALYSIS

Outstanding option awards at December 31, 2015:

Name	Year of Grant	Exercisable	Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Exercise or Base Price	Expiration Date
Jeffrey S. Musser	2015	—	100,000	—	$47.27	5/21/2025
	2014	—	96,000	—	$45.56	12/5/2024
	2013	—	10,000	—	$35.32	5/1/2023
	2012	2,500	2,500	—	$40.74	5/2/2022
	2010	10,000	—	—	$40.64	5/5/2020
	2009	5,000	—	—	$37.13	5/6/2019
	2008	3,000	—	—	$46.94	5/7/2018
	2007	5,000	—	—	$42.90	5/2/2017
	2006	10,000	—	—	$43.88	5/3/2016
Philip M. Coughlin	2015	—	72,000	—	$47.27	5/21/2025
	2014	—	66,600	—	$45.56	12/5/2024
	2013	—	7,500	—	$35.32	5/1/2023
	2011	4,875	1,625	—	$52.80	5/4/2021
	2009	5,000	—	—	$37.13	5/6/2019
	2008	7,000	—	—	$46.94	5/7/2018
	2007	5,000	—	—	$42.90	5/2/2017
	2006	10,000	—	—	$43.88	5/3/2016
Eugene K. Alger	2015	—	52,000	—	$47.27	5/21/2025
	2014	—	48,000	—	$45.56	12/5/2024
	2013	—	7,500	—	$35.32	5/1/2023
	2011	4,875	1,625	—	$52.80	5/4/2021
	2009	5,000	—	—	$37.13	5/6/2019
	2008	7,000	—	—	$46.94	5/7/2018
	2007	5,000	—	—	$42.90	5/2/2017
	2006	10,000	—	—	$43.88	5/3/2016
Daniel R. Wall	2015	—	36,000	—	$47.08	8/3/2025
	2015	—	29,000	—	$47.27	5/21/2025
	2014	—	27,000	—	$45.56	12/5/2024
	2013	—	5,000	—	$35.32	5/1/2023
	2012	2,500	2,500	—	$40.74	5/2/2022
	2011	4,125	1,375	—	$52.80	5/4/2021
	2010	10,000	—	—	$40.64	5/5/2020
	2009	5,000	—	—	$37.13	5/6/2019
	2008	5,000	—	—	$46.94	5/7/2018
	2007	5,000	—	—	$42.90	5/2/2017
	2006	8,000	—	—	$43.88	5/3/2016
Bradley S. Powell	2015	—	52,000	—	$47.27	5/21/2025
	2014	—	48,000	—	$45.56	12/5/2024
	2013	—	5,000	—	$35.32	5/1/2023
	2012	5,000	5,000	—	$40.74	5/2/2022
	2011	6,000	2,000	—	$52.80	5/4/2021
	2010	20,000	—	—	$40.64	5/5/2020
	2009	10,000	—	—	$37.13	5/6/2019
	2008	5,000	—	—	$35.80	10/1/2018

(1)   Unexercisable options granted in 2015, 2014, and 2013 will vest 50% three years from the date of the grant and an additional 25% will be vesting 4 and 5 years from the date of the grant, respectively. Unexercisable options granted in 2012 will vest 50% in 2016 and 50% in 2017 on the anniversary day of the date of grant. Unexercisable options granted in 2011 will vest in 2016 on the anniversary day of the date of grant. The options are subject to earlier vesting under certain conditions set forth in the Option Plan. (See Potential Payments upon Termination and Change in Control).

44    |    Notice of Annual Meeting & Proxy Statement

COMPENSATION DISCUSSION & ANALYSIS

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2015 regarding compensation plans under which equity securities of the Company are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants & Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants & Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (1)
Equity Compensation Plans Approved by Security Holders	18,731,197	$43.39	3,061,508
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	18,731,197	$43.39	3,061,508

(1)    Includes 2,794,758 available for issuance under the employee stock purchase plans, 81,300 available for future grants of stock options and 185,450 available for issuance of restricted stock.

45    |    Notice of Annual Meeting & Proxy Statement

PROPOSAL NO. 2:

ADVISORY VOTE TO APPROVE NAMED

EXECUTIVE OFFICER COMPENSATION

The Board

of Directors

recommends

a vote FOR

this proposal.

The Company continues to make significant changes to NEO compensation, including:

•  Hired a compensation consulting firm to assist in evaluating changes to our executive compensation programs,

•  Continued to increase stock option awards to NEO without increasing total shares reserved for stock options, and

•  Continued to shift NEO compensation mx from cash to equity stock option awards.

We are asking for your non-binding advisory vote on the following resolution, known as “say-on-pay,” as required pursuant to section 14A of the Exchange Act:

Resolved: The shareholders approve, in a non-binding vote, the compensation of the Company’s Named Executive Officers.

We encourage you to read the Compensation Committee Report, including Compensation Discussion and Analysis, as well as the Summary Compensation Table and other related compensation tables and narrative to learn about our executive compensation programs and policies. The Board of Directors has elected to submit the non-binding vote on compensation of the Company’s NEO to shareholders on an annual basis.

At the 2014 Annual Meeting, only 44% of votes were cast for the non-binding vote to approve NEO compensation. The Compensation Committee considered these voting results and engaged with the shareholders to better understand their concerns. As a result of the shareholder feedback a number of changes to the NEO compensation program were implemented that are summarized under Compensation Committee Report.

At the 2015 Annual Meeting, 67% of votes were cast for the non-binding vote to approve NEO compensation. We have continued to solicit feedback from shareholders and hired a compensation consulting firm to evaluate further changes to our executive compensation programs.

The Company has always had a management compensation program heavily weighted on its non-equity incentive compensation plan, which management and the Board of Directors feel reinforces a proper and transparent alignment between management and shareholders’ interests in overall corporate performance. This alignment is further reinforced by the Company’s use of its equity incentive plan to grant stock options to many key employees, including its NEO. These incentive programs are designed with modest base salaries paid to NEO and other key employees. The Company strongly believes that any modification to the Company’s compensation philosophy or incentive programs could have a profound impact on the Company’s culture and operating philosophy, which would not be in the long-term interest of the Company’s shareholders.

The Company operates in the service industry and understands that the ability to attract and effectively motivate and manage “the best and brightest” is a critical differentiator to its objectives of providing the caliber of customer service that is the ultimate source of the Company’s performance. Accordingly, the Company uses a consistent, sound, easily described and administered compensation program, at all operating levels.

The Board of Directors recommends a vote FOR Proposal No. 2—Approval, on a Non-Binding, Advisory Basis, of the Compensation of Named Executive Officers.

Effect of Proposal

This say-on-pay proposal is non-binding on the Board of Directors. The approval or disapproval of this proposal by shareholders will not require the Board of Directors or the Compensation Committee to take any action regarding NEO compensation. The final decision on NEO compensation remains with the Board of Directors and/or its Compensation Committee. Although non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding NEO compensation. The next non-binding say-on-frequency vote will be held at the Company’s 2017 Annual Meeting.

46    |    Notice of Annual Meeting & Proxy Statement

PROPOSAL NO. 3:

APPROVE 2016

STOCK OPTION PLAN

Shareholders are being asked to approve and ratify the 2016 Stock Option Plan (the “2016 Option Plan”) to make available 3,000,000 shares of the Company’s authorized but unissued Common Stock for purchase upon the exercise of options granted under the Plan. The 2016 Option Plan has been approved by the Board of Directors. Beginning in 2005, the Company instituted what it considers to be a very “pro-shareholder” policy of seeking annual shareholder approval of its proposed stock option grants. All grants made subsequent to these annual authorizations must be made by the 30th of April in the ensuing year. As of May 1, 2016, there will be no further shares of Common Stock available for grant pursuant to other stock option plans.

As described in the Compensation Discussion and Analysis portion of this Proxy Statement, an equity compensation program has historically been an important component of the Company’s overall compensation philosophy. The Company firmly believes that employee stock options provide a powerful means to align the interests of the Company’s management and employees with those of its shareholders. The Company does not have a general policy of providing employee pension plans. As such, management and the Board of Directors strongly believe that broad-based stock option grants need to be a continuing component of the Company’s overall compensation program. If the 2016 Option Plan is not approved, the Company will be unable to grant stock options to new or existing employees until such time as the shareholders approve a stock option plan in the future. Accordingly, management and the Board of Directors believe that a vote for the Company’s proposed 2016 Option Plan is essential to the Company’s ability to attract and retain the long-term services of its greatest asset which the Company relies upon to grow its business its people.

The 2016 Option Plan includes an annual limitation on the maximum number of shares that may be granted to any individual to meet the Section 162(m) exception for deductibility of performance-based compensation.

The Board of Directors has previously approved a non-discretionary stock repurchase plan which currently authorizes the repurchase of up to 40,000,000 shares of Common Stock with the proceeds received from the exercise of stock options outstanding under the plans noted below and the 2016 Stock Option Plan if approved. As of March 8, 2016, the Company had repurchased 30,230,892 shares of Common Stock under this non-discretionary repurchase plan. In addition, the Board of Directors has authorized a discretionary stock repurchase plan which allows for the repurchase of such shares as may be necessary to reduce the total shares outstanding to 180,000,000. It is the intent of the Board of Directors, that management make use of this discretionary authority to eliminate any further growth in the number of issued and outstanding shares as a result of option exercises and to repurchase additional shares. As of March 8, 2016, the Company had repurchased 54,471,333 shares of Common Stock under this discretionary repurchase plan.

At March 8, 2016, a total 18,098,795 options to purchase shares of Common Stock were outstanding with a weighted exercise price of $43.41 per share and weighted average remaining contractual life of 5.7 years. Under the Company’s outstanding stock option plans and agreements thereunder, incentive and non-qualified stock options granted under the 2008 and succeeding Stock Option Plans will terminate upon the first to occur of:

(1) expiration of the option; (2) 90 days (or three months in the case of the Company’s 2009 through 2015 Stock Option Plans and agreements thereunder) following the optionee’s termination of employment, other than as a result of death or disability; or (3) six months following the optionee’s death or cessation of employment by reason of disability. For options granted prior to the Company’s 2008 Stock Option Plan, incentive stock options will terminate upon the first to occur of: (1) expiration of the option; (2) termination of employment, other than as a result of death or disability; or (3) 90 days following the optionee’s death or cessation of employment by reason of disability.

The Board

of Directors

recommends

a vote FOR

this proposal.

The Board of Directors strongly believes that employee stock options provide:

•  a powerful means to align the interests of employees with those of its shareholders,

•  an important tool for employee retention, and

•  a valuable long-term benefit to employees in lieu of pension plans.

Stock options only provide compensation to the optionee if the Company’s stock price appreciates above the fair market value on the date of grant.

47    |    Notice of Annual Meeting & Proxy Statement

PROPOSAL NO. 3: APPROVE 2016 STOCK OPTION PLAN

At March 8, 2016, the following options to purchase shares of Common Stock were outstanding by plan:

Option Plan	Number of Shares Outstanding
2006 Stock Option Plan	724,912
2007 Stock Option Plan	845,459
2008 Stock Option Plan	1,278,080
2009 Stock Option Plan	1,116,365
2010 Stock Option Plan	1,425,006
2011 Stock Option Plan	2,386,700
2012 Stock Option Plan	2,149,498
2013 Stock Option Plan	2,691,075
2014 Stock Option Plan	2,383,950
2015 Stock Option Plan	2,905,750
1993 Directors’ Plan	192,000
Total	18,098,795

The Board of Directors unanimously recommends that Shareholders vote FOR Proposal No. 3—Approval Of The 2016 Stock Option Plan.

Summary of the 2016 Stock Option Plan

The following summary of the 2016 Option Plan is qualified in its entirety by reference to the applicable provisions of the plan document which is attached as Appendix A to this Proxy Statement. Over 15,000 individuals would be eligible to receive options under the 2016 Option Plan.

The 2016 Option Plan provides for the grant of two types of options: (1) Incentive Stock Options, which are options that meet the requirements of Section 422 of the Code, and (2) Non-Qualified Stock Options. Shareholder approval will make available a total of 3,000,000 shares of the Company’s authorized but unissued Common Stock for purchase upon exercise of options granted under the 2016 Option Plan. The term of the 2016 Option Plan is one year. No options may be granted under the 2016 Option Plan after midnight April 30, 2017. In addition, no options may be granted under the 2016 Option Plan if there are no shares available for issuance. No reload options may be granted under the 2016 Option Plan.

Incentive Stock Options may be granted to employees of the Company or a related corporation. Non-Qualified Stock Options may be granted to employees of the Company, a related corporation, or affiliated companies. In any fiscal year, no employee may receive options to purchase more than 150,000 shares of Common Stock and no option may be granted with an exercise price less than the fair market value measured on the date of the grant.

The 2016 Option Plan will be administered by the Compensation Committee of the Board of Directors consisting exclusively of members that are both “non-employee Directors” and “outside Directors” as those terms are defined in the 2016 Option Plan. The Committee will have authority to construe, amend or terminate the 2016 Option Plan. The Committee is prohibited from repricing options to account for market price declines under the 2016 Option Plan. A written agreement will evidence each option and determine whether the option is an Incentive Stock Option or Non-Qualified Stock Option. The form of 2016 Stock Option Agreement can be viewed in its entirety in Appendix B to this Proxy Statement.

48    |    Notice of Annual Meeting & Proxy Statement

PROPOSAL NO. 3: APPROVE 2016 STOCK OPTION PLAN

Options will expire no later than 10 years from the date of grant; provided that no Incentive Stock Option granted to a greater-than-10% shareholder will expire later than 5 years from the date of grant. Vested options generally will terminate upon the first to occur of: (1) expiration of the option; (2) three months following the optionee’s termination of employment, other than as a result of death or disability; or (3) six months following the optionee’s death or cessation of employment by reason of disability.

Options granted under the 2016 Stock Option Plan vest as follows: 33% 1 year from the grant date; 66% after 2 years; and the remainder after 3 years. The Committee may accelerate vesting. Upon a change in control, all options outstanding at the date thereof will become fully vested and exercisable. The purchase price of option shares must be paid by wire transfer, except to the extent another method is permitted by the Committee.

The 2016 Option Plan will only be effective upon approval by the shareholders. No options have been granted under the 2016 Option Plan. Because benefits under the 2016 Option Plan will depend on the Committee’s actions and the fair market value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2016 Option Plan is approved by shareholders.

The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

Information concerning awards under the 2015 Option Plan is available in this Proxy Statement in the following tables and the narrative accompanying them: Compensation Discussion and Analysis; Summary Compensation Table for the Fiscal Year Ended December 31, 2015, Grants of Plan Based Awards Table, Option Exercises and Year-End Option Value Tables.

Federal Income Tax Consequences Relating to the 2016 Option Plan

The following is a brief description of the Federal income tax treatment that will generally apply to options granted under the 2016 Option Plan based on current Federal income tax rules.

Incentive stock options are options which under certain circumstances and subject to certain tax restrictions, have special tax benefits for employees under the Code. Nonqualified stock options are options which do not receive such special tax treatment.

When the Committee grants an incentive stock option and when the optionee exercises an incentive stock option and acquires Common Stock, the optionee realizes no taxable income. However, the difference between the fair market value of the shares upon exercise and the exercise price (the spread) is an item of tax preference subject to the possible application of the alternative minimum tax.

If the optionee disposes of the stock before two years from grant or one year from the exercise of the incentive stock option (a disqualifying disposition), any gain will be deemed compensation and taxed as ordinary income to the extent of the lesser of (i) the difference between the fair market value of the stock at exercise and the exercise price (the spread) or (ii) the difference, if any, between the sale price and the exercise price. If a disqualifying disposition occurs, the Company can claim a deduction equal to the amount treated as compensation. If one- and two-year holding periods are satisfied, any gain or loss realized when the shares are sold will be treated as a capital gain or loss, and the Company will receive no corresponding tax deduction.

When the Committee grants a nonqualified stock option, the optionee realizes no taxable income and the Company can claim no deduction. Upon exercise of a nonqualified stock option, the optionee realizes ordinary income to the extent of the spread, and the Company can claim a tax deduction for the same amount.

49    |    Notice of Annual Meeting & Proxy Statement

PROPOSAL NO. 3: APPROVE 2016 STOCK OPTION PLAN

Special Rules: Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of Company Common Stock received pursuant to the exercise of an option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of grant. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, may be determined as of the end of such period.

Deductibility of Executive Compensation Under Code Section 162(m): Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to the Company’s Principal Executive Officer and the Company’s three other most highly paid NEO other than the Principal Financial Officer. However, “qualified performance-based compensation” is not subject to the $1,000,000 deduction limit.

The 2016 Option Plan has been designed to permit grants of options issued under the plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option may be exempt from the $1,000,000 deduction limit. The 2016 Option Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the Committee that grants options consists exclusively of members of the Board of Directors of the Company who qualify as “outside Directors,” and the exercise price is not less than the fair market value of the shares of Common Stock to which such grants relate, the compensation income arising on exercise of those options should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

50    |    Notice of Annual Meeting & Proxy Statement

AUDIT COMMITTEE REPORT

The Audit Committee is dedicated to overseeing all accounting and financial reporting processes, including underlying internal controls, audits, and the transparency of disclosures in the Company’s financial reports. The Audit Committee Charter is available on our website at www.investor.expeditors.com.

Audit Committee	All members are independent under Exchange Act and NASDAQ rules.

Committee Members:	Key Responsibilities:

Richard McCune, Chair Dan Kourkoumelis Michael Malone The Board has determined that Mr. McCune qualifies as an “audit committee financial expert” as defined under applicable SEC rules.

•    Maintain oversight of financial accounting and reporting and underlying internal controls

•    Assist the Board in discharging its fiduciary responsibilities and the adequacy of disclosures to shareholders and to the public

•    Maintain oversight responsibility for the Company’s independent registered public accounting firm

•    Assure the independence of the Company’s independent registered public accounting firm

•    Meet with the Company’s internal audit staff and members of the independent registered public accounting firm to review auditing scopes and findings

•    Facilitate open communication among Directors, the Company’s independent accountants, internal auditors and corporate management

•    Oversee enterprise risks assigned to Committee by the Board

2015 Committee Highlights

The Audit Committee met 4 times in 2015. The following are some highlights and on-going projects from the Committee’s work in 2015:

•	Continued oversight of the development and planned implementation of the Company’s new accounting system.
•	Monitored management’s implementation of COSO’s Internal Control – Integrated Framework (2013).
•	Enhanced enterprise risk management protocols and amended charters.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements, and internal control over financial reporting, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing reports thereon.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2015. The Audit Committee has discussed with KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm for 2015, the matters required to be discussed by PCAOB Auditing Standard No. 16 (Communication with Audit Committees), as amended, as adopted by the PCAOB. In addition, the Audit Committee has received from KPMG the written disclosures and the letter required by the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG the auditor’s independence from the Company and its management.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Audit Committee:

Richard McCune, Chair

Dan Kourkoumelis

Michael Malone

51    |    Notice of Annual Meeting & Proxy Statement

PROPOSAL NO. 4:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends a vote FOR the ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Audit Committee is recommending the approval of the appointment of KPMG LLP as independent accountants for the Company to audit the consolidated financial statements for 2016. If shareholders do not approve, the Audit Committee will reconsider the appointment.

Relationship with Independent Registered Public Accounting Firm

KPMG provided the following audit and other services during 2015 and 2014:

	2015	2014
Audit Fees	$2,718,000	$2,625,000

Includes fees associated with the annual integrated audit of the Company’s consolidated financial statements and internal control over financial reporting, statutory audits of foreign subsidiaries, and a registration statement.

Audit-Related Fees	26,000	30,000	Includes fees for attestation reports for international subsidiaries.
Tax Fees	152,000	134,000	Includes fees for tax advice and compliance. No fees were paid to KPMG in either year for tax planning.
All Other Fees	-	-
Total Fees	$2,896,000	$2,789,000

The Audit Committee has established a policy which prohibits the Company from retaining its principal independent registered public accounting firm for any engagements other than those that could be described above as audit, audit related or other services pre-approved by the Audit Committee. In all cases, the Audit Committee approves the services to be provided in advance to determine whether they would be compatible with maintaining KPMG’s independence.

The Audit Committee also reviews and approves an annual budget for specific categories of non-audit services (that are detailed as to the particular services) which KPMG is to be permitted to provide (those categories do not include any of the prohibited services in the auditor independence provisions of the Sarbanes-Oxley Act of 2002). This review includes an evaluation of the possible impact of the provision of such services by KPMG on the firm’s independence in performing its audit and audit-related services.

The Audit Committee and the Company’s Board of Directors believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. The Company has been advised by KPMG that it will have a representative present at the Annual Meeting who will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

52    |    Notice of Annual Meeting & Proxy Statement

PROPOSAL NO. 5:

VOTE TO APPROVE A PROXY ACCESS AMENDMENT TO THE COMPANY’S BYLAWS

At the Company’s 2015 Annual Meeting, the Company asked its shareholders to approve the following advisory resolution, backed by the Board’s unanimous recommendation in favor of a well-defined proxy access mechanism:

“RESOLVED, that the shareholders hereby approve of the Board of Directors taking the actions necessary and appropriate to implement, and submit for shareholder approval, a proxy access framework for enabling an individual eligible shareholder (or group of up to 20 eligible shareholders) holding a “net long” position of at least 3% of Expeditors’ outstanding shares continuously for at least three years, to use the Company’s proxy statement to nominate director candidates constituting up to 20% of the Board of Directors, subject to and in accordance with such specific terms, conditions, qualifications and protections as the Board of Directors may in its business judgment determine to be in the best interests of Expeditors and the shareholders.” (collectively, the “Framework”)

The Company’s proposal passed, and, since the 2015 Annual Meeting, the Company has continued to review governance developments, market practices and trends and shareholder perspectives regarding proxy access and engaged with shareholders representing nearly 60% of the Company’s outstanding shares regarding how to best implement the Framework and appropriate terms, restrictions and conditions for meaningfully enhancing the rights of long-term shareholders while limiting the potential abuse, costs and distractions associated with unnecessarily contested director elections and misuse of the proxy access process. From this, and taking into account diverse perspectives from the Company’s shareholders, the Company has endeavored to implement the Framework in a straightforward and equitable manner, taking into account the best interests of Expeditors and the shareholders.

To that end, the Company is asking its shareholders to approve an Amendment to the Company’s Bylaws that would implement proxy access on the terms approved by shareholders at the Company’s 2015 Annual Meeting. The Company is putting the proposed proxy access bylaw provisions to a shareholder vote in order to follow-through on its prior commitment to do so and to provide the Board with an additional means for obtaining shareholder feedback and confirming shareholder support of the proposed terms beyond the engagement conducted by the Company to date with respect to particular terms and conditions.

Set forth below is a high-level summary of certain key terms and conditions of the Company’s proposed proxy access bylaw, which summary is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amendment, which is set forth in Appendix C.

The Board recommends that shareholders vote FOR this Proposal. The Board will treat this Proposal as having passed, and will proceed to amend the Company’s Bylaws to implement proxy access, if the votes cast by voters physically present at the Annual Meeting or represented by proxy in favor of this Proposal exceed the votes cast against this Proposal. Abstentions and broker non-votes will not be counted in favor of or against this Proposal and therefore will have no effect on the outcome of the Proposal.

The Board of Directors recommends a vote FOR this proposal.

Major elements of this bylaw amendment:

•	Implements Proxy Access Framework approved by shareholders at 2015 Annual Meeting,

•	Board considered governance developments, market practices and trends, and shareholder perspectives,

•	Company met with shareholders representing nearly 60% of outstanding shares, and

•	Meaningfully enhances shareholder rights, while limiting potential abuse.

53    |    Notice of Annual Meeting & Proxy Statement

PROPOSAL NO. 5: VOTE TO APPROVE A PROXY ACCESS AMENDMENT TO THE COMPANY’S BYLAWS

Ownership Threshold, Holding Period & Approach to Grouping

Eligible shareholders who have continuously maintained qualifying ownership of at least 3% of the Company’s outstanding shares for at least the previous three years would generally be permitted to use the Company’s proxy statement to nominate, at the Company’s annual meetings of shareholders, eligible director candidates constituting up to 20% of the Board, subject to the terms and conditions set forth in the Company’s Bylaws.

Shareholders would be permitted to aggregate their continuously held shares in order to meet the 3% threshold, and up to 20 shareholders would be permitted to group their shares accordingly in order to meet the ownership threshold requirement. In order to facilitate the workability and usability of proxy access, members of fund families would be counted as one shareholder for purposes of the 20-person aggregation limit, rather than be treated as separate shareholders.

Calculation of Qualifying Ownership

In order to increase the likelihood that the interests of shareholders seeking to include director nominees in the Company’s proxy materials are aligned with those of other shareholders and that a “net long” position is maintained:

•	Nominating shareholders would be considered to own only the shares for which the shareholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares;

•	Shares would not count if they have been sold, including in transactions that have not been settled or closed;

•	Shares would not count if they have been borrowed or purchased pursuant to an agreement to resell; and

•	Shares would not count if they are subject to derivatives or similar arrangements, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of the Company’s outstanding Common Stock, which agreement or instrument has, or is intended to have, the purpose or effect of reducing voting rights or hedging, offsetting or altering gain or loss realized or realizable from maintaining the full economic ownership of such shares.

With respect to recallable loaned shares, a shareholder will be deemed for this purpose to still have voting rights over otherwise “owned” shares of the Company’s outstanding Common Stock that the shareholder has loaned in the ordinary course of business, so long as the shareholder has the right to recall such loaned shares upon giving no more than five days’ notice. Shareholders will be required to recall such shares as of the record date of the applicable annual meeting in order to vote any such shares at the meeting.

Maximum Number of Shareholder Nominated Candidates Available Under Proxy Access (Nominee Limit)

The maximum number of shareholder-nominated candidates nominated by all eligible shareholders that the Company would be required to include in its proxy materials would be 20% of the number of directors serving on the Board. If the 20% calculation does not result in a whole number, the maximum number of shareholder-nominated candidates would be the closest whole number below 20%. Based on the Company’s current Board size of 11 directors, the maximum number of proxy access candidates that the Company would be required to include in its proxy materials for an annual meeting is two.

The number of permitted candidates would include director nominees submitted under the proxy access procedures that later withdraw or that the Board includes in the Company’s proxy materials as Board-nominated candidates, as well as directors in office for whom proxy access was previously provided or requested. Previously elected proxy access candidates would continue to count towards the nomination cap until they have served as Board nominees for three terms. Reductions in the size of the Board would result in a re-calculation of the number of available proxy access seats.

Nominating shareholders whose director nominees are elected to the Board will not be permitted to use proxy access to nominate other director nominees for the next two succeeding annual meetings after such director nominee is elected to the Board.

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PROPOSAL NO. 5: VOTE TO APPROVE A PROXY ACCESS AMENDMENT TO THE COMPANY’S BYLAWS

Procedure for Selecting Candidates in the Event the

Number of Proxy Access Nominees Exceeds the Nominee Limit

Nominating shareholders who submit more than one director nominee would be required to rank their proposed nominees by preferred order of inclusion. If the number of shareholder-nominated candidates exceeds the nominee limit, the highest ranking qualified individual from the list proposed by each nominating shareholder, beginning with the nominating shareholder with the largest qualifying stock ownership and proceeding through the list of nominating shareholders in descending order of qualifying stock ownership, will be selected for inclusion in the proxy materials until the nominee limit is reached.

Nomination Deadline for Proxy Access

Requests to include shareholder-nominated candidates in the Company’s proxy materials pursuant to the proposed proxy access mechanism must be received no earlier than 150 days and no later than 120 days before the first anniversary of the date that the Company issued its proxy statement to shareholders for the previous year’s annual meeting of shareholders.

Information Required from Nominating Shareholders

Each shareholder seeking to include a director nominee in the Company’s proxy materials is required to provide certain information to the Company, including with respect to:

•	Proof of qualifying stock ownership;

•	Information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made pursuant to Section 14 of the Exchange Act;

•	Compensation arrangements;

•	Updates and supplements to previously provided information; and

•	The information required by the advance notice provisions of the Company’s Bylaws with respect to non-proxy access shareholder nominees.

Nominating shareholders would also be required to make certain representations to and agreements with the Company, including with respect to:

•	Having acquired the shares in the ordinary course of business;

•	Lack of intent to change or influence control of the Company;

•	Maintaining qualifying ownership through the record date and annual meeting date;

•	Providing accurate and complete information and disclosures;

•	Complying with applicable laws and regulations;

•	Assumption of liability and associated indemnification of covered matters and persons;

•	Refraining from nominating persons for election to the Board other than the shareholder’s nominees submitted through the proxy access process and related restrictions;

•	Refraining from distributing to shareholders any form of proxy statement or proxy card other than the form distributed by the Company;

•	Providing the Company with such other reasonably requested information; and

•	Filing solicitations with the SEC.

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PROPOSAL NO. 5: VOTE TO APPROVE A PROXY ACCESS AMENDMENT TO THE COMPANY’S BYLAWS

Information Required of Director Nominees Submitted Through Proxy Access

Each director nominee submitted under the proxy access mechanism is required to provide certain information to the Company and make certain written representations to and agreements with the Company, including with respect to:

•	Consenting to being named in the Company’s proxy statement and serving as a director, if elected;

•	Providing the same information required of non-proxy access shareholder nominees under the Company’s Bylaws;

•	Whether the director nominee meets applicable audit committee independence requirements, “non-employee director” requirements under Rule 16b-3 of the Exchange Act, and “outside director” requirements under Section 162(m) of the Internal Revenue Code, or has been subject to certain regulatory or legal orders;

•	Completing the same form of D&O questionnaire and form of representation and agreement regarding, among other matters, disclosure of third-party compensation agreements and voting commitments and compliance with fiduciary duties and the Company’s policies as required of other shareholder nominees under the Company’s Bylaws; and

•	Providing such additional information necessary to determine if the director nominee is independent under applicable independence standards and if the nominee otherwise qualifies under the Company’s proxy access bylaws.

Inclusion of Supporting Statement

Nominating shareholders would be permitted to include in the Company’s proxy statement for the applicable annual meeting a 500-word statement in support of their director nominee(s). The Company may omit information and statements that the Company, in good faith, believes are materially false or misleading, impugn the character of any person or make charges of improper conduct (in each case without factual foundation), or would violate applicable laws or regulations.

Limitations on the Company’s Obligation to

Include Proxy Access Director Nominees in the Proxy Statement

The Company would not be required to include a director nominee in the Company’s proxy materials under the proposed proxy access mechanism (or permit their nomination pursuant to such mechanism) if:

•	The requirements set forth in the proxy access bylaw are not met;

•	The election of the director nominee would cause the Company to violate its Charter or Bylaws, stock exchange requirements or any other applicable law, rule or regulation;

•	The director nominee is not independent of the Company and of the nominating shareholder or is, or has been within the past three years, an officer, director or employee of the Company or of the nominating shareholder or an officer or director of a competitor (as defined in Section 8 of the Clayton Antitrust Act of 1914);

•	The director nominee or the nominating shareholder breaches applicable obligations, agreements or representations under the proxy access provisions or does not maintain eligibility; or

•	The Company has received nominations pursuant to the non-proxy access advance notice provisions of its Bylaws.

The Bylaws do not include a re-nomination restriction on proxy access director nominees tied to a nominee failing to receive a minimum level of votes in favor of such nominee’s election to the board.

Other terms and conditions as set forth in the Company’s Bylaws would also apply.

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SHAREHOLDER PROPOSAL

PROPOSAL NO. 6: Recovery of Unearned Management Bonuses

William Steiner, acting through John Chevedden and/or his designee, has given formal notice that he will introduce the following resolution and supporting statement at the 2016 Annual Meeting of Shareholders:

RESOLVED, that shareholders request the Compensation Committee of our Board of Directors to adopt an incentive pay recoupment policy to provide that the Committee will (a) review, and determine whether to seek recoupment of incentive compensation paid, granted or awarded to a senior executive if, in the Committee’s judgment, (i) there has been misconduct resulting in a violation of law or company policy, that causes significant financial or reputational harm to the company and (ii) the senior executive either committed the misconduct or failed in his or her responsibility to manage or monitor conduct or risks; and (b) disclosure to shareholders the circumstances of any recoupment, and of any Committee decision not to pursue recoupment in instances that meet criteria (i) and (ii). The Policy should mandate that the above recoupment provisions be included in all future incentive plans and award agreements and that the policy be posted on the company website.

Recoupment includes (a) recovery of compensation already paid and (b) forfeiture, recapture, reduction or cancellation of amounts awarded or granted to an executive over which the company retains control. The Policy should operate prospectively, so as not to affect any compensation paid, awarded or granted before it takes effect.

Former General Electric General Counsel Ben Heineman Jr. said that recoupment policies with business-related misconduct triggers are “a powerful mechanism for holding senior leadership accountable to the fundamental mission of the corporation: proper risk taking balanced with proper risk management and the robust fusion of high performance with high integrity.”

Please vote to protect shareholder value:

Recovery of Unearned Management Bonuses-Proposal 6

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SHAREHOLDER PROPOSAL

The Board of Directors recommends a vote AGAINST this proposal.

Over 70% of shareholders voted AGAINST an identical shareholder proposal last year. The Board believes that it already achieves this through:

•	our Executive Incentive Compensation Plan, which by its terms has contained a recoupment policy since its inception, and

•	our current Sarbanes-Oxley Act “clawback policy” was expanded to apply to all of our executive officers and certain senior managers.

Company Statement in Opposition

Our Board of Directors unanimously recommends that you vote AGAINST this proposal for the following reasons:

An identical shareholder-sponsored proposal was put forth for vote in the 2015 proxy and was rejected by shareholders with over 70% voting against the proposal.

The Board of Directors agrees with the principle that incentive compensation paid, granted or awarded to senior executives should be subject to recoupment in the event a senior executive causes significant financial or reputational harm to the Company. The Board of Directors believes that it already achieves this through a combination of:

•	our non-equity 2008 Executive Incentive Compensation Plan, which by its terms has contained a recoupment policy since its inception,

•	our current Sarbanes-Oxley Act “clawback policy,” was amended to expand its application to all of our executive officers and certain senior managers, not just “senior executives” encompassed in the proposal, and

•	our Code of Business Conduct, which requires all Directors, officers and employees to maintain the highest standards of legal and ethical business conduct.

The Board of Directors believes the proposal should be rejected for the following reasons:

•	the proposal is already substantially implemented,

•	implementing the proposal would create inconsistent and ambiguous standards for incentive compensation recoupment, and

•	such inconsistent and ambiguous standards, as well as ambiguous language within the proposal, may harm our ability to attract and retain high-quality executive talent.

Substantially Implemented. We already have an incentive compensation recoupment policy implemented in our primary incentive plan, the 2008 Executive Incentive Compensation Plan. The 2008 Plan contains broad language allowing the Compensation Committee to reduce or cancel amounts awarded or granted to participants based on such criteria as it deems appropriate in its sole discretion. This authority would permit the Compensation Committee to reduce or cancel awards for any of the reasons contained in the proposal. The 2008 Plan also automatically recoups compensation by ensuring that any operating losses are recovered from future income before payment of performance awards. Our Sarbanes-Oxley Act “clawback policy,” as amended also triggers the Compensation Committee to review incentive compensation paid to executives when an executive’s misconduct causes a restatement of the Company’s financial results.

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SHAREHOLDER PROPOSAL

Impediment to Attracting and Retaining Talent. The proposal’s conflict with the current compensation structure would hinder our ability to attract and retain executive talent because executives would not have a clear indication what portions of their compensation are subject to recoupment. Further, the proposal’s ambiguous language would also strongly deter executive talent from working for us. Among other ambiguities, the proposal vaguely requires recoupment for any misconduct occurring generally. Executive talent may fear that isolated misconduct by another person could lead to their own compensation recoupment, creating a substantial disincentive to work for us.

Accordingly, the Board of Directors unanimously recommends that the Shareholders vote AGAINST Proposal No. 6—Policy Regarding Recovery of Unearned Management Bonuses.

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OTHER INFORMATION

Other Business

As of the date of this Proxy Statement, management knows of no other business which will be presented for action at the meeting. If any other business requiring a vote of the shareholders should come before the meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

Executive Officers of the Registrant

The following table sets forth the names, ages, and positions of current executive officers of the Company.

Name	Age	Position

Jeffrey S. Musser	50	President, Chief Executive Officer and Director

Philip M. Coughlin	55	President, Global Geographies and Operations

Daniel R. Wall	47	President, Global Products

Eugene K. Alger	55	President, Global Services

Bradley S. Powell	55	Senior Vice President and Chief Financial Officer

Christopher J. McClincy	41	Senior Vice President and Chief Information Officer

Benjamin G. Clark	47	Senior Vice President, General Counsel and Corporate Secretary

Jeffrey S. Musser joined the Company in February 1983 and was promoted to District Manager in October 1989. Mr. Musser was elected to Regional Vice President in September 1999, Senior Vice President-Chief Information Officer in January 2005 and to Executive Vice President and Chief Information Officer in May 2009. On December 19, 2013, Mr. Musser was appointed as President and Chief Executive Officer succeeding Peter J. Rose as Chief Executive Officer effective March 1, 2014 and was elected by the Board of Directors as a director effective March 1, 2014.

Philip M. Coughlin joined the Company in October 1985 and was promoted to District Manager in August 1986. Mr. Coughlin was elected Regional Manager in January 1991, Regional Vice President in January 1992, Senior Vice President of North America in September 1999 and to Executive Vice President-North America in March 2008. In June 2014, Mr. Coughlin was promoted to President, Global Geographies and Operations.

Daniel R. Wall joined the Company in March 1987, and was promoted to District Manager in May 1992 and Global Director-Account Management in March 2002. Mr. Wall was elected Vice President-ECMS in January 2004 and Senior Vice President-Ocean Services in September 2004. In June 2015, Mr. Wall was appointed as President, Global Products.

Eugene K. Alger joined the Company in October 1981 and was promoted to District Manager in May 1982, Mr. Alger was elected Regional Vice President in January 1992, Senior Vice President of North America in September 1999 and to Executive Vice President-North America in March 2008. In June 2014, Mr. Alger was promoted to Executive Vice President-Global Services. In August 2015, Mr. Alger was promoted to President, Global Services.

Bradley S. Powell joined the Company as Chief Financial Officer in October 2008 and was elected Senior Vice President and Chief Financial Officer in February 2012. Prior to joining the Company, Mr. Powell served as President and Chief Financial Officer of Eden Bioscience Corporation, a publicly-traded biotechnology company, from December 2006 to September 2008 and as Vice President and Chief Financial Officer from July 1998 to December 2006.

Christopher J. McClincy joined the Company in July 1998 and was promoted to Vice President-Information Services in April 2009. In February 2014, Mr. McClincy was promoted to Senior Vice President and Chief Information Officer.

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OTHER INFORMATION

Benjamin G. Clark joined the Company in February 2015 as Senior Vice President and General Counsel and was appointed Corporate Secretary in May 2015. Preceding Expeditors, Mr. Clark served as Executive Vice President and General Counsel of the Dematic Group, a global provider of intelligent intralogistics and materials handling solutions. Prior to his experience with Dematic, Mr. Clark spent four years as the Vice President and Deputy General Counsel for the publicly traded Celanese Corporation, a global technologies and specialty materials company. From 2002 to 2009 Mr. Clark worked for Honeywell International, Inc., where he held progressively responsible roles concluding as the Vice President and General Counsel, Aerospace Global Operations.

Certain Relationships & Related Transactions

The following section describes, since the beginning of the year ended December 31, 2015, (a) transactions in which the Company or any of its subsidiaries was a party, in which the amount involved exceeded $120,000 and in which a director, a director nominee, an executive officer, any immediate family member of a director, director nominee or executive officer, a security holder known to own more than 5% of the Company’s Common Stock or any immediate family member of the security holder had, or will have, a direct or indirect material interest or (b) certain business relationships that existed between the Company and Directors or director nominees, or between the Company and entities affiliated with such Directors or Director nominees. The Company’s written policy and procedures with respect to any related person transaction between the Company and any related person requiring disclosure under Item 404(a) of Regulation S-K under the Exchange Act, is that such transaction is consummated only if the Audit Committee approves or ratifies such transaction (or the disinterested members of the Board of Directors approve or ratify such transaction).

Allen and Rex Wang are sons of James L.K. Wang, Director and former President—Asia Pacific. Allen Wang was employed as Senior Vice President—North Asia and earned total compensation of $2,453,157, including a stock option grant with a fair market value of $446,633. Rex Wang was employed as General Manager-Air Product, South Asia and earned total compensation of $464,529, including a stock option grant with a fair market value of $25,096. Brian and Stephen Coughlin are brothers of Philip M. Coughlin, President—Global Geographies and Operations. Brian Coughlin was employed as District Manager of the Company’s Chicago office and earned total compensation of $1,131,538, including a stock option grant with a fair market value of $50,192. Stephen Coughlin was employed as Account Manager—Project Cargo Services and earned total compensation of $143,058. In 2015, the Company expensed $483,461 for the previously disclosed retirement bonus of Peter J. Rose, former Chairman and Chief Executive Officer and father-in-law of current President and CEO, Jeffrey S. Musser.

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OTHER INFORMATION

Voting Procedures

Only shareholders of record at the close of business on March 8, 2016 (the “Record Date”) will be entitled to notice of and to vote at the meeting. On or about March 24, 2016, the Company will mail to shareholders either: (a) a copy of the Proxy Statement, a form of proxy and an Annual Report, or (b) a notice of Internet availability of proxy materials, which will indicate how to access the proxy materials on the Internet.

You may instruct the proxies to vote ‘‘FOR’’ or ‘‘AGAINST’’ each proposal, or you may instruct the proxies to ‘‘ABSTAIN’’ from voting. Each share of our Common Stock outstanding on the record date will be entitled to one vote on each of the 11 director nominees and one vote on each other proposal. If the accompanying form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon. In the absence of instructions to the contrary, such shares will be voted in accordance with the Board’s recommendations.

Whether or not you plan to attend the meeting in person, please submit your vote and proxy by telephone, by mail or by Internet in accordance with the instructions on your proxy card or voting instruction form. This will ensure a quorum at the meeting. The giving of the proxy will not affect your right to vote at the meeting if the proxy is revoked in the manner set forth in the accompanying Proxy Statement.

Abstentions are counted for quorum purposes. If you return a signed proxy card/voting instruction form to allow your shares to be represented at the Annual Meeting, but do not indicate how your shares should be voted on one or more proposals listed above, then the proxies will vote your shares as the Board of Directors recommends on those proposals. Other than the proposals listed above, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their best judgment.

Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by delivering written notice to the Secretary of the Company, by executing and delivering to the Company another proxy dated as of a later date or by voting in person at the meeting.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of Directors, the non-binding vote approving compensation of NEO, the approval of the 2016 Stock Option Plan, approval of an amendment to the Company’s Bylaws, and a shareholder proposal. If you hold your shares in street name and you do not instruct your bank or broker how to vote in these matters, no votes will be cast on your behalf. Your bank or broker will have discretion to vote any uninstructed shares on the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the proposals at the Annual Meeting.

The Proxy Statement and Annual Report are available to the Company’s registered holders and employee stock purchase plan participants at www.envisionreports.com/expd and to the Company’s beneficial holders at www.edocumentview.com/expd

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OTHER INFORMATION

Voting Securities

The only outstanding voting securities of the Company are shares of Common Stock. As of the Record Date, there were 182,561,327 shares of Common Stock issued and outstanding, and each such share is entitled to one vote at the Annual Meeting. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock underlying abstentions and broker non-votes will be considered present at the Annual Meeting for the purpose of determining whether a quorum is present.

Under Washington law and the Company’s Bylaws, if a quorum is present, the 11 nominees for election to the Board of Directors who receive the majority of the votes cast by voters physically present at the Annual Meeting or represented by proxy shall be elected Directors. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees and therefore will have no effect on the outcome of the election.

With respect to the proposals for a non-binding vote approving the compensation of NEO, approval of the 2016 Stock Option Plan, the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm, and vote on 1 shareholder proposal, as well as approval of an amendment to the Company’s Bylaws, such proposals will be approved if the votes cast by voters physically present at the Annual Meeting or represented by proxy in favor of the proposal exceed the votes cast against such proposal. Abstentions and broker non-votes will not be counted either in favor of or against such proposals and, therefore, will have no effect on the outcomes of such proposals.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted on. Proxies and ballots will be received and tabulated by Computershare Trust Company, N.A., an independent business entity not affiliated with the Company. The Common Stock is listed for trading on the NASDAQ Global Select Market under the symbol EXPD. The last sale price for the Common Stock, as reported by NASDAQ on March 8, 2016, was $47.21 per share.

Solicitation of Proxies

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, Directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. In addition, the Company has agreed to pay the firm of Advantage Proxy a fee of $10,000 plus reasonable expenses for proxy solicitation services. Solicitations of proxies may be made personally, or by mail, telephone, facsimile or messenger.

The Company, if requested, will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All such costs of solicitation of proxies will be paid by the Company.

Deadlines for Shareholder Proposals for the 2017 Annual Meeting of Shareholders

Pursuant to Rule 14a-8 under the Exchange Act, certain shareholder proposals may be eligible for inclusion in the Company’s proxy materials for the 2017 Annual Meeting of Shareholders. In order to be eligible for inclusion, such proposals must be received by the Secretary at the Company’s principal executive offices no later than November 24, 2016. Such proposals also must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored materials.

The Company’s Bylaws provide a formal procedure for bringing business before the Annual Meeting of Shareholders. A shareholder proposing to present a matter (other than a proposal brought pursuant to Rule 14a-8 under the Exchange Act) before the 2017 Annual Meeting of Shareholders or to nominate a candidate for election to the Board of Directors at the

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OTHER INFORMATION

2017 Annual Meeting of Shareholders must deliver notice of the proposal or nomination to the Secretary at the Company’s principal executive offices between the close of business on January 3, 2017 through the close of business on February 2, 2017. In the event that the date of the Annual Meeting of Shareholders is more than 30 days before or more than 60 days after May 3, 2017, notice of the proposal or nomination must be delivered to the Secretary at the Company’s principal executive offices not earlier than the 120th day prior to the date of the Annual Meeting and not later than the later of the 90th day prior to the date of the Annual Meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the Annual Meeting, the 10th day following the day on which the Company first makes a public announcement of the date of the meeting. The shareholder’s notice must include the specified information concerning the proposal or nominee as described in the Company’s Bylaws. The Company will not consider any proposal or nomination that does not meet the Company’s bylaw requirements or SEC requirements for submitting a proposal or nomination. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, the proxies designated by the Company for the 2017 Annual Meeting of Shareholders will have discretionary authority to vote with respect to any matter presented at the meeting if the Company has not received notice of the matter by the dates required under the Company’s Bylaws, as described above, and in certain other instances specified in that rule.

If Proposal No. 5: Vote to Approve a Proxy Access Amendment to the Company’s Bylaws is approved, an eligible shareholder seeking to nominate a candidate for election to the Board of Directors at the 2017 Annual Meeting of Shareholders must deliver notice of the nomination to the Secretary at the Company’s principal executive offices between the close of business on October 25, 2016 through the close of business on November 24, 2016.

Householding

To reduce the expenses of delivering duplicate materials, we are taking advantage of the Securities and Exchange Commission’s “householding” rules which permit us to deliver only one set of proxy materials (or one Notice of Internet Availability of Proxy Materials) to shareholders who share an address unless otherwise requested. If you share an address with another shareholder and have received only one set of materials, you may request a separate copy at no cost to you by calling Computershare at 1-866-641-4276 or by writing to Benjamin G. Clark, Senior Vice President, General Counsel and Corporate Secretary, 1015 Third Avenue, 12th Floor, Seattle, Washington 98104. For future Annual Meetings you may request separate materials, or request that we send only one set of materials to you if you are receiving multiple copies, by calling Computershare at 1-866-641-4276 or by writing to Mr. Clark at the address listed above.

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Appendix A

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

2016 STOCK OPTION PLAN

This 2016 Stock Option Plan (the “2016 Option Plan”) provides for the grant of options to acquire shares of Common Stock, $.01 par value (the “Common Stock”), of EXPEDITORS INTERNATIONAL OF WASHINGTON, INC., a Washington corporation (the “Company”). Stock options granted under this 2016 Option Plan that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), are referred to in this 2016 Option Plan as “Incentive Stock Options.” Incentive Stock Options and stock options that do not qualify under Section 422 of the Code (“Non-Qualified Stock Options”) granted under this 2016 Option Plan are referred to as “Options.”

1.	PURPOSES

The purposes of this 2016 Option Plan are to retain the services of valued key employees of the Company, its subsidiaries and such other affiliates as the Plan Administrator shall select in accordance with Section 3 below; to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company; and to serve as an aid and inducement in the hiring of new employees.

2.	ADMINISTRATION

This 2016 Option Plan shall be administered by the Board of Directors of the Company (the “Board”) if each Director is an “outside director” (as defined below). If all Directors are not outside directors, the 2016 Option Plan shall be administered by a committee designated by the Board and composed of two (2) or more members of the Board that are “non-employee directors” and “outside directors” (as defined below), which committee (the “Committee”) may be the compensation committee or a separate committee especially created for this purpose. The term “non-employee director” shall have the meaning assigned to it under Rule 16b-3 (as amended from time to time) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulatory requirement. The term “outside director” shall have the meaning assigned under Section 162(m) of the Code (as amended from time to time) and the regulations (or any successor regulations) promulgated thereunder (“Section 162(m) of the Code”). The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of this 2016 Option Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting. The Board, or any committee thereof appointed to administer the 2016 Option Plan, is referred to herein as the “Plan Administrator.”

Subject to the provisions of this 2016 Option Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to: (a) construe and interpret this 2016 Option Plan; (b) define the terms used in this 2016 Option Plan; (c) prescribe, amend and rescind rules and regulations relating to this 2016 Option Plan; (d) correct any defect, supply any omission or reconcile any inconsistency in this 2016 Option Plan; (e) grant Options under this 2016 Option Plan; (f) determine the individuals to whom Options shall be granted under this 2016 Option Plan and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option; (g) determine the time or times at which Options shall be granted under this 2016 Option Plan; (h) determine the number of shares of Common Stock subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable; (i) determine all other terms and conditions of Options; and (j) make all other determinations necessary or advisable for the administration of this 2016 Option Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in this 2016 Option Plan and on their legal representatives, heirs and beneficiaries.

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Appendix A

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

2016 STOCK OPTION PLAN

The Board or the Committee may delegate to one or more executive officers of the Company the authority to grant Options under this 2016 Option Plan to employees of the Company who, on the Date of Grant, are not subject to Section 16(b) of the Exchange Act with respect to the Common Stock (“Non-Insiders”), and are not “covered employees” as such term is defined for purposes of Section 162(m) of the Code (“Non-Covered Employees”), and in connection therewith the authority to determine: (a) the number of shares of Common Stock subject to such Option; (b) the duration of the Option; (c) the vesting schedule for determining the times at which such Option shall become exercisable; and (d) all other terms and conditions of such Options. The exercise price for any Option granted by action of an executive officer or officers pursuant to such delegation of authority shall not be less than the fair market value per share of the Common Stock on the Date of Grant. Such delegation of authority shall not include the authority to accelerate the vesting, extend the period for exercise or otherwise alter the terms of outstanding Options. The term “Plan Administrator” when used in any provision of this 2016 Option Plan other than Sections 2, 5(m), 5(n) and 12 shall be deemed to refer to the Board or the Committee, as the case may be, and an executive officer who has been authorized to grant Options pursuant thereto, insofar as such provisions may be applied to persons that are Non-Insiders and Non-Covered Employees and Options granted to such persons.

3.	ELIGIBILITY

Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Corporation (as defined below), including employees who are Directors of the Company (“Employees”). Non-Qualified Stock Options may be granted to Employees and to such other persons who are employed by affiliated companies, other than Directors who are not Employees, as the Plan Administrator shall select. Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, share exchange, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Any person to whom an Option is granted under this 2016 Option Plan is referred to as an “Optionee”. Any person who is the owner of an Option is referred to as a “Holder”.

As used in this 2016 Option Plan, the term “Related Corporation” shall mean any corporation (other than the Company) that is a “Parent Corporation” of the Company or “Subsidiary Corporation” of the Company, as those terms are defined in Sections 424(e) and 424(f) respectively, of the Code (or any successor provisions), and the regulations thereunder (as amended from time to time).

4.	STOCK

The Plan Administrator is authorized to grant Options to acquire up to a total of 3,000,000 shares of the Company’s authorized but unissued Common Stock during the period beginning with the Effective Date as provided for in Section 7 and ending on April 30, 2017 (“Option Grant Period”). The number of shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Subsection 5(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option to the same Optionee or to a different person eligible under Section 3 of this 2016 Option Plan so long as the grant is made within the Option Grant Period; provided however, that any canceled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 6 hereof.

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Appendix A

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

2016 STOCK OPTION PLAN

5.	TERMS & CONDITIONS OF OPTIONS

Each Option granted under this 2016 Option Plan shall be evidenced by a written or online agreement approved by the Plan Administrator (the “Agreement”). Agreements may contain such provisions, not inconsistent with this 2016 Option Plan, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

(a) Number of Shares & Type of Option

Each Agreement, in itself or by reference to a service provider’s stock option website, shall state the number of shares of Common Stock to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option. In the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options. The aggregate fair market value (determined at the Date of Grant, as defined below) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time. Any portion of an Option which exceeds the annual limit shall not be void, but rather shall be a Non-Qualified Stock Option.

(b) Date of Grant

Each Agreement, in itself or by reference to a service provider’s stock option website, shall state the date within the Option Grant Period that the Plan Administrator has deemed to be the effective date of the Option for purposes of this 2016 Option Plan (the “Date of Grant”).

(c) Option Price

Each Agreement, in itself or by reference to a service provider’s stock option website, shall state the price per share of Common Stock at which it is exercisable. The exercise price shall be fixed by the Plan Administrator at whatever price the Plan Administrator may determine in the exercise of its sole discretion; provided that the per share exercise price for any Option granted shall not be less than the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith; provided further, that with respect to Incentive Stock Options granted to greater-than-10 percent (> 10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than 110 percent (110%) of the fair market value per share of the Common Stock at the Date of Grant as determined by the Plan Administrator in good faith; and, provided further, that Options granted in substitution for outstanding options of another corporation in connection with the merger, share exchange, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

(d) Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to Subsection 5(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-10 percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Section 5 shall expire ten (10) years from the Date of Grant.

(e) Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be thirty-three (33%) vested one (1) years from the Date of Grant, sixty-six percent (66%) vested two (2) years from the Date of Grant, and one hundred percent (100%) vested three (3) years from the Date of Grant.

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Appendix A

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

2016 STOCK OPTION PLAN

(f) Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion. The vesting of Options also shall be accelerated under the circumstances described in Subsection 5(n) below.

(g) Term of Option

Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events: (i) the expiration of the Option, as designated by the Plan Administrator in accordance with Subsection 5(d) above; (ii) the expiration of three (3) months following the date of an Optionee’s termination of employment with the Company, any Related Corporation or any affiliated company, as the case may be, other than as a result of death or Disability; or (iii) the expiration of six (6) months following (A) the date of death of the Optionee or (B) cessation of an Optionee’s employment by reason of Disability (as defined below). If an Optionee’s employment or contractual relationship is terminated by death, any Option held by the Optionee shall be exercisable only by the person or persons to whom such Optionee’s rights under such Option shall pass by the Optionee’s will or by the laws of descent and distribution of the state or country of the Optionee’s domicile at the time of death. For purposes of the 2016 Option Plan, “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months. This definition of “Disability” is intended to comply with, and will be interpreted consistently with, sections 22(e)(3) and 422(c)(6) of the Code. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the 2016 Option Plan, determine the date of an Optionee’s termination of employment.

Unless accelerated in accordance with Subsection 5(f) above, unvested Options shall terminate immediately upon termination of employment of the Optionee by the Company or by the Optionee for any reason whatsoever, including death or Disability. For purposes of this 2016 Option Plan, transfer of employment between or among the Company and/or any Related Corporation or affiliated company shall not be deemed to constitute a termination of employment with the Company or any Related Corporation or affiliated company. For purposes of this Subsection with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee’s re-employment rights are guaranteed by statute or by contract.

(h) Exercise of Options

Options shall be exercisable, in full or in part, at any time after vesting, until their termination. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than ten (10) shares (as adjusted pursuant to Subsection 5(m) below) may be exercised; provided, that if the vested portion of any Option is less than ten (10) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Subsection 5(i) below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. Except as set forth in the Agreement, during the lifetime of an Optionee, Options are exercisable only by the Optionee or a transferee who takes title to the Option in the manner permitted by Subsection 5(k) hereof.

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Appendix A

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

2016 STOCK OPTION PLAN

(i) Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company by wire transfer, or, if permitted by the Plan Administrator, in cash, by cashier’s check or any other method approved by the Plan Administrator. In addition, the Holder may pay for all or any portion of the aggregate exercise price by delivering to the Company shares of Common Stock previously held by such Holder which shall be valued at fair market value as of the date of exercise (as determined by the Plan Administrator).

(j) Rights as a Shareholder

A Holder shall have no rights as a shareholder with respect to any shares covered by an Option until such Holder becomes a record holder of such shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Subsections 5(m) and 5(n) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Holder becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k) Transfer of Option

Options granted under this 2016 Option Plan and the rights and privileges conferred by this 2016 Option Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this 2016 Option Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this 2016 Option Plan, such Option shall thereupon terminate and become null and void.

(l) Securities Regulation & Tax Withholding.

(1)    Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, Section 162(m) of the Code, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange or automated inter-dealer quotation system of a registered national securities association upon which such shares may then be listed, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this 2016 Option Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this 2016 Option Plan, shall relieve the Company of any liability with respect to the non -issuance or sale of such shares. As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Plan Administrator, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transfer red unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with Federal and state securities laws.

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Appendix A

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

2016 STOCK OPTION PLAN

(2)    The Holder shall pay to the Company by wire transfer, certified or cashier’s check, unless another method is permitted by the Plan Administrator, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable Federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option.

(3)    The issuance, transfer or delivery of certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of the Federal and state securities laws and the withholding provisions of the Code have been met.

(m)    Stock Dividend or Reorganization

(1)    If (i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any “corporate transaction” described in the regulations thereunder; (ii) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the Plan Administrator shall, subject to applicable law, with respect to each outstanding Option, proportionately adjust the number of shares of Common Stock subject to such Option and/or the exercise price per share so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 4 of this 2016 Option Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Plan Administrator, the Company, the Company’s shareholders, or any Holder.

(2)    In the event that the presently authorized capital stock of the Company is changed into the same number of shares with a different par value, or without par value, the stock resulting from any such change shall be deemed to be Common Stock within the meaning of the 2016 Option Plan, and each Option shall apply to the same number of shares of such new stock as it applied to old shares immediately prior to such change.

(3)    The foregoing adjustments in the shares subject to Options shall be made by the Plan Administrator, or by any successor administrator of this 2016 Option Plan, or by the applicable terms of any assumption or substitution document.

(4)    The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

(n)    Change in Control

(1)    If at any time there is a Change in Control (as defined below) of the Company, all Options outstanding at the date thereof shall accelerate and become fully vested and exercisable in full for the duration of the Option term as of the later of the date of the Change in Control or six months after the Date of Grant of the Option. For purposes of this Subsection, “Change in Control” shall mean either one of the following: (i) when any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act as amended (other than the Company, a subsidiary thereof or a Company employee benefit plan, including any trustee of such plan acting as trustee) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or (ii) the occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

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Appendix A

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

2016 STOCK OPTION PLAN

(2)    Except as provided in this Section 5, no Optionee or Holder shall have rights by reason of any subdivision or consolidation of shares of stock of any class including Common Stock or the payment of any stock dividend on shares of Common Stock, or any other increase or decrease in the number of shares of Common Stock, or by reason of any liquidation, dissolution, corporate combination or division; and any issuance by the Company of shares of stock of any class including Common Stock, or securities convertible into shares of stock of any class including Common Stock, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any Option.

6.	LIMITATION ON INDIVIDUAL OPTION GRANTS

No person shall be eligible to receive Options to purchase more than 150,000 shares of Common Stock in the Option Grant Period as defined in Section 4 hereof.

7.	EFFECTIVE DATE; TERM

The date on which this 2016 Option Plan is adopted (the “Effective Date”) shall be the date of approval by the shareholders. No Option shall be granted by the Plan Administrator prior to the approval of this 2016 Option Plan by a vote of the shareholders of the Company. For purposes of granting Options, the 2016 Option Plan shall terminate at midnight on April 30, 2017, unless terminated before then by the Plan Administrator and for other purposes the 2016 Option Plan shall remain in effect as long as any Options are outstanding. In any event, the 2016 Option Plan shall finally terminate no later than April 30, 2027.

8.	NO OBLIGATIONS TO EXERCISE OPTION

The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

9.	NO RIGHT TO OPTIONS OR TO EMPLOYMENT

Whether or not any Options are to be granted under this 2016 Option Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this 2016 Option Plan shall be construed as giving any person any right to participate under this 2016 Option Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company, any Related Company or any affiliate, express or implied, that the Company, any Related Company or any affiliate will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a Related Company’s or affiliate’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

10.	APPLICATION OF FUNDS

The proceeds received by the Company from the sale of Common Stock issued upon the exercise of Options shall be used to purchase and retire Common Stock pursuant to Rule 10b-18 to the extent such transactions have been authorized by the Board and in other cases for general corporate purposes, unless otherwise directed by the Board.

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Appendix A

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

2016 STOCK OPTION PLAN

11.	INDEMNIFICATION OF PLAN ADMINISTRATOR

In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this 2016 Option Plan or any Option granted under this 2016 Option Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

12.	AMENDMENT OF 2016 OPTION PLAN

The Plan Administrator may, at any time, modify, amend or terminate this 2016 Option Plan or modify or amend Options granted under this 2016 Option Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided however, no amendment with respect to an outstanding Option which has the effect of reducing the benefits afforded to the Holder thereof shall be made over the objection of such Holder, provided further, that the Plan Administrator is prohibited from any downward modification of the Option Price established under Section 5(c) not specifically authorized in the 2016 Option Plan. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirement.

The Effective Date of this 2016 Option Plan was established by vote of the shareholders of the Company held on May 3, 2016.

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Appendix B

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.    |    2016 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

THIS AGREEMENT is entered into as of                 ,     2016 (the “Date of Grant”) between Expeditors International of Washington, Inc., a Washington corporation (the “Company”), and the option grant recipient (the “Optionee”).

WHEREAS, the Company has approved and adopted the 2016 Stock Option Plan (the “Plan”), pursuant to which the Board of Directors is authorized to grant to employees of the Company and its subsidiaries and affiliates stock options to purchase Common Stock, $0.01 par value, of the Company (the “Common Stock”);

WHEREAS, the Plan provides for the granting of stock options that either (i) are intended to qualify as “Incentive Stock Options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (ii) do not qualify under Section 422 of the Code (“Non-Qualified Stock Options”);

WHEREAS, on                     , 2016 (the “Date of Grant”), the Company authorized the grant to the Optionee of an [an Incentive Stock Option][a Non- Qualified Stock Option] to purchase shares of Common Stock (the “Option”);

NOW, THEREFORE, the Company hereby grants to Optionee the option to purchase, upon the terms and conditions set forth herein and in the Plan, shares of Common Stock, as stated in the initial grant notice and/or Optionee’s account at a service provider’s stock option website. (At the time of this grant, Optionee views and accepts the Option at the following website: (                                    .)

1.	Type of Option	This option is intended to be [an Incentive Stock Option][a Non-Qualified Stock Option].

2.	Date of Grant	This option was granted on , 2016.

3.	Exercise Price	The exercise price for the Option shall be $ per share.

4.	Limitation on the Number of Shares

The tax treatment set forth in Section 422 of the Code is subject to certain limitations. These limitations, which are described in Section 5(a) of the Plan and are based upon the Code, generally limit the number of shares that will qualify under Section 422 in any given calendar year. Under Section 5(a) any portion of an Option that exceeds the annual limit shall be a “Non-Qualified Stock Option.” The Company can make no representation that any of this Option will actually qualify under Section 422 when exercised.

5.	Vesting Schedule	Vesting Date	Portion of Total Option Which Will Be Exercisable
		, 2017	33%
		, 2018	66%
		, 2019	100%
		Upon any Change in Control of the Company, as defined in the Plan, the Option shall accelerate and become fully vested and exercisable in accordance with Section 5(n) of the Plan

6.	Option Not Transferable

This Option may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Should any of the foregoing occur, Section 4 of the Plan provides that this Option shall terminate and become null and void.

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Appendix B

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.    |    2016 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

7.	Investment Intent

By accepting this Option, Optionee represents and agrees for himself, and all persons who acquire rights in this Option in accordance with the Plan through Optionee, that none of the shares of Common Stock purchased upon exercise of this Option will be distributed in violation of applicable federal and state laws and regulations, and Optionee shall furnish evidence satisfactory to the Company (including a written and signed representation letter and a consent to be bound by all transfer restrictions imposed by applicable law, legend condition, or otherwise) to that effect, prior to delivery of the purchased shares of Common Stock.

8.	Termination of Option

A vested Option shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

(i) ten years from the Date of Grant;

(ii) the expiration of three (3) months following the date of an Optionee’s termination of employment with the Company for any reason other than death or Disability; or

(iii) the expiration of six (6) months following the date of death of the Optionee or the cessation of employment of the Optionee by reason of Disability.

In the event of death or Disability of the Optionee, the Option shall be exercisable only by the Optionee, the Optionee’s personal representative or administrator or guardian or the person or persons to whom the Optionee’s rights under the Option shall pass by the Optionee’s will or by the laws of descent and distribution of the state or county of the Optionee’s domicile at the time of death. Each unvested Option granted pursuant hereto shall terminate upon the Optionee’s termination of employment for any reason whatsoever, including death or Disability. For Incentive Stock Option purposes, “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months. This definition of “Disability” is intended to comply with, and will be interpreted consistently with, Sections 22(e)(3) and 422(c)(6) of the Code.

9.	Stock

In the case of any stock split, stock dividend or like change in the nature of shares granted by this Agreement, the number of shares and option price shall be proportionately adjusted as set forth in Section 5(m) of the Plan.

10.	Exercise of Option

Each exercise of this Option shall be by means of written notice delivered to the Company at its principal executive office in Seattle, Washington, specifying the number of shares of Common Stock to be purchased. Upon each exercise of this Option, the full exercise price for the Common Stock to be purchased together with the amount necessary for the Company to satisfy its withholding obligation imposed by the Internal Revenue Code of 1986, if any, shall be paid to the Company by wire transfer, except to the extent another method of payment is permitted by the Plan Administrator. Alternatively, the Optionee may pay for all or any portion of the exercise price by delivery of previously acquired shares of Common Stock with a fair market value equal to or greater than the full exercise price or by complying with any other payment mechanism which the Plan Administrator may approve at the time of exercise. The exercise date of this Option shall be the date of the Company’s receipt of the full exercise price for the Common Stock to be purchased.

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Appendix B

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.    |    2016 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

11.	Holding Period for Incentive Stock Options

In order to obtain the favorable tax treatment currently provided by Section 422 of the Code, the shares of Common Stock must be sold, if at all, after a date which is the later of two (2) years from the date of grant of the Incentive Stock Option or one (1) year from the date upon which the Option is exercised. The Optionee agrees to report sales of such shares prior to the above determined date within one (1) business day after such sale is concluded.

12.	Optionee Acknowledgments	Optionee acknowledges that he has read and understands the terms of this Agreement and that:

(a) The issuance of shares of Common Stock pursuant to the exercise of this Option, the issuance of any securities with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization, and any resale of any such shares of Common Stock, may only be effected in compliance with applicable state and federal laws and regulations, including the Securities Act of 1933, as amended (the “Securities Act”);

(b) By acceptance of the Option, he agrees to defend, indemnify and hold the Company harmless from and against loss or liability arising from the transfer of the Option or any Common Stock issued pursuant thereto or any interest therein in violation of the provisions of the Securities Act or of this Option Agreement;
(c) He agrees that prior to any exercise of the Option, he will seek access to all information relating to the merits and risks of acquiring Common Stock necessary to make an informed decision;
(d) He is not entitled to any rights as a shareholder with respect to any shares of Common Stock issuable hereunder until he becomes a shareholder of record;
(e) The shares of Common Stock subject hereto may be adjusted in the event of certain organic changes in the capital structure of the Company or for any other reason permitted by the Plan; and

(f) This Agreement does not constitute an employment agreement nor does it entitle Optionee to any specific employment or to employment for a period of time, and Optionee’s continued employment, if any, with the Company shall be at will and is subject to termination in accordance with the Company’s prevailing policies and any other agreement between Optionee and the Company.

13.	Professional Advice

The acceptance and exercise of the Option and the sale of Common Stock issued pursuant to exercise of the Option may have consequences under federal and state tax and securities laws which may vary depending on the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option or the Common Stock.

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Appendix B

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.    |    2016 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

14.	Notices

Any notice required or permitted to be made or given hereunder shall be hand delivered or mailed by certified or registered mail to the Company’s address set forth below, or to the Optionee’s address on file at the Company’s Stock Administration department or as changed from time to time by written notice to the other.

Notices shall be deemed received and effective upon the earlier of (i) hand delivery to the recipient, (ii) five days after the date of postmark by the United States Postal Service or its successor or (iii) posting on the service provider’s stock option website.

		Company	Expeditors International of Washington, Inc.
Attention: Stock Administration
1015 Third Avenue, 12th Floor
Seattle, Washington 98104

15.	Agreement Subject to Plan

This Option and this Agreement evidencing and confirming the same are subject to the terms and conditions set forth in the Plan and in any amendments to the Plan existing now or in the future, which terms and conditions are incorporated herein by reference. A copy will be made available upon request. Should any conflict exist between the provisions of the Plan and those of this Agreement, those of the Plan shall govern and control. This Agreement and the Plan set forth the entire understanding between the Company and the Optionee with respect to the Option and shall be construed and enforced under the laws of the State of Washington. Any action brought with respect to this Option or the Plan shall be brought in a court in King County, Washington.

Dated as of the th day of , 2016

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC

By

President and C.E.O.

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Appendix C

FORM OF BYLAW AMENDMENT

TO IMPLEMENT PROXY ACCESS

If Proposal No. 5 (Company-Sponsored Proposal to Implement Proxy Access) receives the requisite number of votes, the following amendments to implement proxy access would be made to the Company’s Bylaws:

Amend Article II to insert the following new Section 15A

(Inclusion of Shareholder Nominees in the Corporation’s Proxy Materials):

15A.    Inclusion of Shareholder Nominees in the Corporation’s Proxy Materials.

a.    Subject to the terms and conditions set forth in these Bylaws, the corporation shall include in its proxy materials for an annual meeting of shareholders the name, together with the Required Information (as defined below), of one or more persons nominated for election (the “Shareholder Nominee”) to the Board of Directors by one or more shareholders that satisfy the requirements of this Article II(15A), including qualifying as an Eligible Shareholder (as defined below), and that expressly elects at the time of providing the written notice required by this Article II(15A) (a “Proxy Access Notice”) to have its nominee included in the corporation’s proxy materials pursuant to this Article II(15A). For the purposes of this Article II(15A):

i.    “Voting Stock” shall mean outstanding shares of capital stock of the corporation entitled to vote generally for the election of directors;

ii.    “Constituent Holder” shall mean any shareholder, collective investment fund included within a Qualifying Fund (as defined in paragraph (E) below) or beneficial holder whose stock ownership is counted for the purposes of qualifying as holding the Proxy Access Request Required Shares (as defined in paragraph (E) below) or qualifying as an Eligible Shareholder (as defined in paragraph (E) below);

iii.    “affiliate” and “associate” shall have the meanings ascribed thereto in Rule 405 under the Exchange Act; provided, however, that the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership; and

iv.    a shareholder shall be deemed to “own” only those outstanding shares of Voting Stock as to which the shareholder (or any Constituent Holder) possesses both (a) the full voting and investment rights pertaining to the shares and (b) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The number of shares calculated in accordance with the foregoing clauses (a) and (b) shall be deemed not to include (and to the extent any of the following arrangements have been entered into by affiliates of the shareholder (or of any Constituent Holder), shall be reduced by) any shares (x) sold by such shareholder (or any of its affiliates) in any transaction that has not been settled or closed, including any short sale, (y) borrowed by such shareholder (or any of its affiliates) for any purposes or purchased by such shareholder (or any of its affiliates) pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such shareholder (or any of its affiliates), whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of Voting Stock, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party thereto would have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future, such shareholder’s (or affiliate’s) full right to vote or direct the voting of any such shares, and/or (ii) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such shareholder (or affiliate). A shareholder shall “own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and the right to

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Appendix C

FORM OF BYLAW AMENDMENT TO IMPLEMENT PROXY ACCESS

direct the disposition thereof and possesses the full economic interest in the shares. A shareholder’s (including any Constituent Holder’s) voting rights with respect to otherwise owned shares shall also be deemed to continue during such periods in which such person has (a) loaned such shares in the ordinary course of business so long as such person has retained the unrestricted right to recall such shares upon giving no more than five days’ notice or (b) delegated voting power over such shares with respect to a given annual meeting by means of a proxy, power of attorney or other instrument or arrangement so long as such delegation is revocable at any time by the shareholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings.

b.    For the purposes of this Article II(15A), the “Required Information” that the corporation will include in its proxy statement is (1) the information concerning the Shareholder Nominee and the Eligible Shareholder that the corporation determines is required to be disclosed in the corporation’s proxy statement by the regulations promulgated under the Exchange Act, and (2) if the Eligible Shareholder so elects, a Statement (as defined below). The corporation shall also include the name of the Shareholder Nominee in its proxy card. For the avoidance of doubt, and any other provision of these Bylaws notwithstanding, the corporation may in its sole discretion solicit against, and include in the proxy statement its own statements or other information relating to, any Eligible Shareholder and/or Shareholder Nominee, including any information provided to the corporation with respect to the foregoing.

c.    To be timely, an Eligible Shareholder’s Proxy Access Notice shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 150th day and not later than the close of business on the 120th day prior to the first anniversary of the date the corporation mailed its proxy statement for the preceding year’s annual meeting. In no event shall any adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period for the giving of an Eligible Shareholder’s Proxy Access Notice as described above.

d.    The number of Shareholder Nominees (including Shareholder Nominees that were submitted by an Eligible Shareholder for inclusion in the corporation’s proxy materials pursuant to this Article II(15A) but either are subsequently withdrawn or that the Board of Directors decides to nominate as Board of Directors’ nominees) appearing in the corporation’s proxy materials with respect to an annual meeting of shareholders shall be the largest whole number that does not exceed 20% of the number of directors in office as of the last day on which a Proxy Access Notice may be delivered in accordance with the procedures set forth in this Article II(15A) (such greater number, the “Permitted Number”); provided, however, that the Permitted Number shall be reduced by the number of directors in office that will be included in the corporation’s proxy materials with respect to such annual meeting for whom access to the corporation’s proxy materials was previously provided or requested pursuant to this Article II(15A), other than any such director who at the time of such annual meeting will have served as a director continuously, as a nominee of the Board of Directors, for at least three annual terms; and, provided, further, that in the event the Board of Directors resolves to reduce the size of the Board of Directors effective on or prior to the date of the annual meeting, the Permitted Number shall be calculated based on the number of directors in office as so reduced. Any Eligible Shareholder submitting more than one Shareholder Nominee for inclusion in the corporation’s proxy materials pursuant to this Article II(15A) shall (i) rank such Shareholder Nominees based on the order that the Eligible Shareholder desires such Shareholder Nominees to be selected for inclusion in the Corporation’s proxy statement in the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Article II(15A) exceeds the Permitted Number and (ii) explicitly specify and include the respective rankings referred to in the foregoing clause (i) in the Proxy Access Notice delivered to the corporation with respect to all Shareholder Nominee(s) submitted pursuant thereto. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Article II(15A) exceeds the Permitted Number, the highest ranking Shareholder Nominee who meets the requirements of this Article II(15A) from each Eligible Shareholder will be selected for inclusion in the corporation’s proxy materials until the Permitted Number is reached, going in order of the amount (largest to

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Appendix C

FORM OF BYLAW AMENDMENT TO IMPLEMENT PROXY ACCESS

smallest) of shares of Voting Stock each Eligible Shareholder disclosed as owned in its Proxy Access Notice submitted to the corporation. If the Permitted Number is not reached after each Eligible Shareholder has selected one Shareholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

e.    An “Eligible Shareholder” is one or more shareholders of record who own and have owned, or are acting on behalf of one or more beneficial owners who own and have owned (in each case as defined above), continuously for at least three (3) years as of both the date that the Proxy Access Notice is received by the corporation pursuant to this Article II(15A), and as of the record date for determining shareholders eligible to vote at the annual meeting, at least 3% of the aggregate voting power of the Voting Stock (the “Proxy Access Request Required Shares”), and who continue to own the Proxy Access Request Required Shares at all times between the date such Proxy Access Notice is received by the corporation and the date of the applicable annual meeting, provided that the aggregate number of shareholders, and, if and to the extent that a shareholder is acting on behalf of one or more beneficial owners, of such beneficial owners, whose stock ownership is counted for the purpose of satisfying the foregoing ownership requirement shall not exceed twenty (20). Two or more collective investment funds that are part of the same fund family by virtue of being: (1) under common management and investment control, (2) being under common management control and primarily sponsored by the same employer or (3) constituting a “group of investment companies” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended (a “Qualifying Fund”) shall be treated as one shareholder for the purpose of determining the aggregate number of shareholders in this paragraph (e), provided that each fund included within a Qualifying Fund otherwise meets the requirements set forth in this Article II(15A). A shareholder (including any individual member of a Qualifying Fund) may not attribute any of its shares to more than one group constituting an Eligible Shareholder under this Article II(15A), and no shares may be attributed to more than one group constituting an Eligible Shareholder under this Article II(15A). A record holder acting on behalf of one or more beneficial owners will not be counted separately as a shareholder with respect to the shares owned by beneficial owners on whose behalf such record holder has been directed in writing to act, but each such beneficial owner will be counted separately, subject to the other provisions of this paragraph (e), for purposes of determining the number of shareholders whose holdings may be considered as part of an Eligible Shareholder’s holdings. For the avoidance of doubt, Proxy Access Request Required Shares will qualify as such if and only if the beneficial owner of such shares as of the date of the Proxy Access Notice has itself individually beneficially owned such shares continuously for the three-year period ending on that date and through the other applicable dates referred to above (in addition to the other applicable requirements being met).

f.    No later than the final date when a nomination pursuant to this Article II(15A) may be delivered to the corporation pursuant to a Proxy Access Notice, an Eligible Shareholder (including each Constituent Holder) must provide the following information in writing to the Secretary of the corporation:

i.    the information required to be included in a Noticing Shareholder’s notice under Article II(15)(b);

ii.    one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three (3)-year holding period) verifying that, as of a date within seven calendar days prior to the date the Proxy Access Notice is delivered to the corporation, such person owns, and has owned continuously for the preceding three (3) years, the Proxy Access Request Required Shares, and such person’s agreement to provide:

A.    within ten (10) days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying such person’s continuous ownership of the Proxy Access Request Required Shares through the record date, together with any additional information reasonably requested to verify such person’s ownership of the Proxy Access Request Required Shares; and

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FORM OF BYLAW AMENDMENT TO IMPLEMENT PROXY ACCESS

B.    immediate notice if the Eligible Shareholder ceases to own any of the Proxy Access Request Required Shares prior to the date of the applicable annual meeting of shareholders;

iii.    any information relating to such Eligible Shareholder (including any Constituent Holder) and their respective affiliates or associates or others acting in concert therewith, and any information relating to such Eligible Shareholder’s Shareholder Nominee(s), in each case that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for the election of such Shareholder Nominee(s) in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

iv.    a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among the Eligible Shareholder (including any Constituent Holder) and its or their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each of such Eligible Shareholder’s Shareholder Nominee(s), and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K (without giving effect to the monetary thresholds contemplated by Rule 404) if the Eligible Shareholder (including any Constituent Holder), or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the Shareholder Nominee were a director or executive officer of such registrant;

v.    a representation that such person:

A.    acquired the Proxy Access Request Required Shares (and any other shares acquired by such person) in the ordinary course of business and not with the intent to change or influence control of the corporation, and does not presently have such intent;

B.    has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Shareholder Nominee(s) being nominated pursuant to this Article II(15A);

C.    has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the Board of Directors;

D.    will not distribute to any shareholder any form of proxy for the annual meeting other than the form distributed by the corporation; and

E.    will hold the Proxy Access Request Required Shares through the date of the annual meeting;

F.    will provide facts, statements and other information in all communications with the corporation and its shareholders that are and will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, and will otherwise comply with all applicable laws, rules and regulations in connection with any actions taken pursuant to this Article II(15A);

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Appendix C

FORM OF BYLAW AMENDMENT TO IMPLEMENT PROXY ACCESS

vi.    in the case of a nomination by a group of shareholders that together is such an Eligible Shareholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating shareholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and

vii.    an undertaking that such person agrees to:

A.    assume all liability (which shall be joint and several with respect to other group members if any), and indemnify and hold harmless the corporation and each of its directors, officers and employees individually against any liability, expense, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of or relating to (1) any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the corporation, (2) information that the Eligible Shareholder provided to the corporation or (3) any failure or alleged failure of the Eligible Shareholder to comply with, or any breach or alleged breach of, its obligations, agreements or representations pursuant to these Bylaws;

B.    comply with all laws, rules, regulations and listing standards applicable to nominations or solicitations in connection with the annual meeting of shareholders;

C.    promptly provide to the corporation such other information as may be reasonably requested by the corporation; and

D.    file with the Securities and Exchange Commission any solicitation(s) by the Eligible Shareholder of shareholders of the corporation relating to the annual meeting at which the Shareholder Nominee will be nominated.

In addition, no later than the final date when a nomination pursuant to this Article II(15A) may be delivered to the corporation pursuant to a Proxy Access Notice, a Qualifying Fund whose stock ownership is counted for purposes of qualifying as an Eligible Shareholder must provide to the Secretary of the corporation documentation reasonably satisfactory to the Board of Directors that demonstrates that the funds included within the Qualifying Fund satisfy the definition thereof. In order to be considered timely, any information required by this Article II(15A) to be provided to the corporation must be supplemented (by delivery to the Secretary of the corporation) (1) no later than ten (10) days following the record date for the applicable annual meeting, to disclose the foregoing information as of such record date, and (2) no later than the fifth day before the annual meeting, to disclose the foregoing information as of the date that is ten (10) days prior to such annual meeting. For the avoidance of doubt, the requirement to update and supplement such information shall not permit any Eligible Shareholder or other person to change or add any proposed Shareholder Nominee or be deemed to cure any defects or limit the remedies (including without limitation under these Bylaws) available to the corporation relating to any defect.

g.    The Eligible Shareholder may provide to the Secretary of the corporation, at the time the information required by this Article II(15A) is originally provided, a written statement for inclusion in the corporation’s proxy statement for the annual meeting, not to exceed 500 words, in support of the candidacy of such Eligible Shareholder’s Shareholder Nominee(s) (the “Statement”). Notwithstanding anything to the contrary contained in this Article II(15A), the corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is materially false or misleading; omits to state any material fact; directly or indirectly impugns the character, integrity or personal reputation of, or makes charges concerning improper, illegal or immoral conduct or associations with respect to, any person without factual foundation; or would violate any applicable law or regulation.

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Appendix C

FORM OF BYLAW AMENDMENT TO IMPLEMENT PROXY ACCESS

h.    No later than the final date when a nomination pursuant to this Article II(15A) may be delivered to the corporation pursuant to a Proxy Access Notice, each Shareholder Nominee must:

i.    provide a completed and signed questionnaire, representation and agreement pursuant to Article II(16) of these Bylaws;

ii.    provide such additional information as necessary to permit the corporation to determine if any of the matters raised under paragraph (J) below apply or if such Shareholder Nominee:

A.    has any direct or indirect relationship with the corporation other than those relationships that have been deemed categorically immaterial pursuant to the corporation’s Governance Guidelines;

B.    is not and has not been subject to any event specified in Item 401(f)(1)-(8) of Regulation S-K (or successor rule) of the Exchange Act or Rule 506(d)(1) of Regulation D (or successor rule) of the Securities Act of 1933, as amended;

C.    meets the audit committee independence requirements under the rules of any stock exchange on which the corporation’s securities are traded;

D.    is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule); and

E.    is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision).

In the event that any information or communications provided by the Eligible Shareholder (or any Constituent Holder) or the Shareholder Nominee to the corporation or its shareholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the Secretary of the corporation of any defect in such previously provided information and of the information that is required to correct any such defect; it being understood for the avoidance of doubt that providing any such notification shall not be deemed to cure any such defect or limit the remedies (including without limitation under these Bylaws) available to the corporation relating to any such defect.

i.    Any Shareholder Nominee who is included in the corporation’s proxy materials for a particular annual meeting of shareholders but withdraws from or becomes ineligible or unavailable for election at that annual meeting (other than by reason of such Shareholder Nominee’s disability or other health reason) will be ineligible to be a Shareholder Nominee pursuant to this Article II(15A) for the next two annual meetings. Any Shareholder Nominee who is included in the corporation’s proxy statement for a particular annual meeting of shareholders, but subsequently is determined not to satisfy the eligibility requirements of this Article II(15A) or any other provision of the corporation’s Bylaws, Certificate of Incorporation or other applicable regulation any time before the annual meeting of shareholders, will not be eligible for election at the relevant annual meeting of shareholders.

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Appendix C

FORM OF BYLAW AMENDMENT TO IMPLEMENT PROXY ACCESS

j.    The corporation shall not be required to include, pursuant to this Article II(15A), a Shareholder Nominee in its proxy materials for any annual meeting of shareholders, or, if the proxy statement already has been filed, to allow the nomination of a Shareholder Nominee (and may declare such nomination ineligible), notwithstanding that proxies in respect of such vote may have been received by the corporation:

i.    who is not independent from the corporation and the Eligible Shareholder (and any Constituent Holder), applying the listing standards of the principal U.S. exchange upon which the common stock of the corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the corporation’s directors, in each case as determined by the Board of Directors (and, in the case of independence from the Eligible Shareholder (and any Constituent Holder), also applying the foregoing independence standards as if such shareholder were the corporation) or who is or has been within the past three year(s) an officer, director or employee of the corporation or of an Eligible Shareholder (or of any Constituent Holder);

ii.    whose service as a member of the Board of Directors would violate or cause the corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the principal U.S. exchange upon which the common stock of the corporation is traded, or any applicable law, rule or regulation;

iii.    who has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended;

iv.    if the Eligible Shareholder (or any Constituent Holder) or applicable Shareholder Nominee otherwise breaches or fails to comply in any material respect with its obligations pursuant to this Article II(15A) or any agreement, representation or undertaking required by this Article II(15A); or

v.    if the Eligible Shareholder ceases to be an Eligible Shareholder for any reason, including but not limited to not owning the Proxy Access Request Required Shares through the date of the applicable annual meeting.

vi.    if the corporation shall have received from Noticing Shareholders one or more notices pursuant to Article II(15) of these Bylaws.

In the event that an Eligible Shareholder, either individually or part of a group, nominates a Shareholder Nominee that is elected to the Board of Directors, then such Eligible Shareholder (including any Constituent Holder) shall not be permitted to utilize the provisions set forth in this Article II(15A) for the following two annual meetings after such Shareholder Nominee is elected to the Board of Directors, other than the nomination of such previously elected Shareholder Nominee in accordance with this Article II(15A).

•	Amend Section 3(c) (Business at Annual and Special Meetings), Section 15 (Notice of Shareholder Business to be Conducted at an Annual Meeting or Special Meeting of Shareholders) and Section 16 (Submission of Questionnaire, Representation and Agreement) of Article II (Shareholders’ Meetings) to make various conforming changes to reflect implementation of proxy access through addition of Section 15A set forth above.

•	Amend Section 2 (Election of Directors) of Article IV (Board of Directors) to make various conforming changes to reflect implementation of proxy access through addition of Section 15A set forth above.

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Expeditors
IMPORTANT ANNUAL MEETING INFORMATION 000004
ENDORSEMENT LINE
SACKPACK
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6
C123456789
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on May 3, 2016.
Vote by Internet
• Go to www.envisionreports.com/expd
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories &
Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
X
Annual Meeting Proxy Card
1234 5678 9012 345
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A The Board of Directors Recommends that you vote FOR all nominees, FOR proposals 2, 3, 4 and 5 and AGAINST proposal 6.

1. Election of 11 Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Robert R. Wright				02 - James M. DuBois				03 - Mark A. Emmert
04 - Diane H. Gulyas				05 - Dan P. Kourkoumelis				06 - Michael J. Malone
07 - Richard B. McCune				08 - Jeffrey S. Musser				09 - Liane J. Pelletier
10 - James L.K. Wang				11 - Tay Yoshitani

For
Against
Abstain
For
Against
Abstain
2. Advisory Vote to Approve Named Executive Officer Compensation.
3. Approve 2016 Stock Option Plan.
4. Ratification of Independent Registered Public Accounting Firm.
5. Approve a Proxy Access Amendment to the Company’s Bylaws.
6. Shareholder Proposal: Recovery of Unearned Management Bonuses.
Such other business as may properly come before the meeting or any adjournment thereof.
B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.
Signature 1 — Please keep signature within the box.
Signature 2 — Please keep signature within the box.
C 1234567890 J N T
1 U P X 2 6 6 3 0 8 1
MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
02AKNB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — Expeditors International of Washington, Inc.
Notice of 2016 Annual Meeting of Shareholders
Corporate Headquarters
1015 Third Avenue, Seattle, WA 98104
Proxy Solicited by Board of Directors for Annual Meeting – Tuesday, May 3, 2016
Benjamin G. Clark, Bradley S. Powell and Charles J. Lynch, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of
Expeditors International of Washington, Inc. to be held on Tuesday, May 3, 2016 at 9:00 a.m. at the Company’s Corporate Headquarters, 1015 Third Avenue,
Seattle, WA 98104, or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote
FOR all nominees, FOR Proposals 2, 3, 4 and 5 and AGAINST Proposal 6.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side.)
C Non-Voting Items
Change of Address — Please print new address below.
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.